MASSMUTUAL PREMIER FUNDS

This Prospectus describes the following Funds:

Fixed Income	Sub-Advised by:
MassMutual Premier Strategic Income Fund	OppenheimerFunds, Inc.

Large Cap Blend
MassMutual Premier Main Street Fund	OppenheimerFunds, Inc.

Large Cap Growth
MassMutual Premier Capital Appreciation Fund	OppenheimerFunds, Inc.

International
MassMutual Premier Global Fund	OppenheimerFunds, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

December 31, 2004

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Summary Information

The MassMutual Premier Funds (the “Trust”) provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 12.

•	Fees and Expenses.

Past Performance is not an indication of future performance.  There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

Important Note about performance information for the Funds.

Performance information provided is based on a mutual fund managed by the Sub-Adviser with substantially similar investment objectives, policies and investment strategies as the particular Fund. The Performance Charts for the Sub-Adviser reflect the Sub-Adviser’s mutual fund performance, adjusted for class specific expenses of the particular Fund. The Performance Charts do not show Fund performance and do not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee tables shown on the following pages under “Expense Information” are meant to assist you in understanding these fees and expenses. Each fee table shows, in addition to any shareholder fees, a Fund’s “Annual Fund Operating Expenses.” These costs are deducted from a Fund’s assets, which means you pay them indirectly.

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MassMutual Premier Strategic Income Fund

Investment Objective

The Fund seeks high current income by investing mainly in fixed income debt securities.

Principal Investment Strategies and Risks

The Fund invests mainly in debt securities of issuers in three market sectors: foreign governments and companies, U.S. government securities and lower-rated high-yield securities of U.S. and foreign companies (commonly called “junk bonds”). These debt securities typically include:

•	foreign government and U.S. government bonds and notes,

•	collateralized mortgage obligations (CMOs),

•	other mortgage-related securities and asset-backed securities,

•	participation interests in loans,

•	“structured” notes,

•	lower-grade, high-yield domestic and foreign corporate debt obligations, and

•	“zero-coupon” or “stripped” securities.

Under normal market conditions, the Fund invests in each of these three market sectors. However, the Fund is not required to invest in all three sectors at all times, and the amount of its assets in each of the three sectors will vary over time. The Fund can invest up to 100% of its assets in any one sector at any time, if the Funds Sub-Adviser, OppenheimerFunds, Inc. (“OFI”), believes that the Fund can achieve its objective without undue risk. The Fund can invest in issuers in any market capitalization range – large-cap, mid-cap and small-cap, and can buy securities having short-, medium-, or long-term maturities.

The Fund’s foreign investments can include debt securities of issuers in developed markets and emerging markets. The Fund also uses derivative investments for hedging purposes or to seek higher investment returns. These include options, futures, forward contracts, CMOs and “structured” notes.

In selecting securities to buy or sell for the Fund, OFI analyzes the overall investment opportunities and risks among the three sectors in which the Fund invests. OFI’s overall strategy is to build a broadly- diversified portfolio of debt securities to help moderate the special risks of investing in high-yield debt securities and foreign securities. The Fund may try to take advantage of any lack of correlation in the movement of securities prices among the three sectors from time to time. When buying or selling securities, OFI currently focuses on the factors below (some of which may vary in particular cases and may change over time), looking for:

•	Securities offering high current income,

•	Overall portfolio diversification by seeking securities whose market prices tend to move in different directions, and

•	Relative values among the three major market sectors in which the Fund invests.

OFI may sell securities from the portfolio when the analytics underlying the factors discussed above no longer appear favorable to the Fund. The Fund’s diversification strategies, both with respect to securities in different sectors, and securities issued by different companies and governments, are intended to help reduce the volatility of the Fund’s share prices while seeking current income.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 12.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Annual Performance

The Fund began operations December 31, 2004, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	4.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

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	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.55%	.55%	.55%	.55%	.55%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.16%	.21%	.36%	.36%	.41%
Total Annual Fund Operating Expenses	.71%	.76%	.91%	1.16%	1.46%

Expense Reimbursement(2)	–	–	(.02%)	–	(.08%)
Net Fund Expenses(3)	.71%	.76%	.89%	1.16%	1.38%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$73	$227
Class Y	$78	$243
Class L	$91	$288
Class A	$588	$826
Class N	$244	$453

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$141	$453

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Strategic Income Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 6.64% for the quarter ended June 30, 2003 and the lowest was -3.35% for the quarter ended September 30, 1998.

OFI Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
OFI Mutual Fund
Class S*	20.04%	7.38%	7.08%
Class Y*	19.99%	7.33%	7.03%
Class L*	19.86%	7.20%	6.90%
Class A*	13.91%	5.90%	6.11%
Class N*	18.37%	6.71%	6.41%
Lehman Brothers Aggregate Bond Index^	4.11%	6.62%	6.95%
Citigroup World Government Bond Index^^	14.91%	5.75%	6.79%

*Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes listed in the fee table above, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The performance is of the Oppenheimer Strategic Income Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Strategic Income Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Strategic Income Fund.

^The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^The Citigroup World Government Bond Index is an unmanaged index of debt securities of major foreign government bond markets. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Premier Main Street Fund

Investment Objective

The Fund seeks a high total return.

Principal Investment Strategies and Risks

The Fund currently invests mainly in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. It also can buy debt securities, such as bonds and debentures, but does not currently emphasize these investments.

In selecting securities for purchase or sale by the Fund, the Fund’s Sub-Adviser, OppenheimerFunds, Inc. (“OFI”) uses an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the selection process currently involves the use of:

•	Multi-factor quantitative models: These include a group of “top-down” models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by market capitalization (small, mid, or large), industries, and value or growth styles. A group of “bottom-up” models helps to rank stocks in a universe typically including 3000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.

•	Fundamental research: OFI uses internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.

•	Judgment: The portfolio is then continuously rebalanced by OFI using the tools described above.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk and Leveraging Risk.

These Risks are described beginning on page 12.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Annual Performance

The Fund began operations December 31, 2004, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.13%	.18%	.33%	.33%	.38%
Total Annual Fund Operating Expenses	.78%	.83%	.98%	1.23%	1.53%

Expense Reimbursement(2)	(.18%)	–	(.05%)	–	–
Net Fund Expenses(3)	.60%	.83%	.93%	1.23%	1.53%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

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(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$61	$228
Class Y	$85	$265
Class L	$95	$306
Class A	$694	$943
Class N	$259	$484

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$156	$484

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the

MassMutual Premier Main Street Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 22.20% for the quarter ended December 31, 1998 and the lowest was -16.45% for the quarter ended September 30, 2002.

OFI Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years		Ten Years
OFI Mutual Fund
Class S*	27.57%		0.08%	9.28%
Class Y*	27.34%	-	0.16%	9.05%
Class L*	27.24%	-	0.26%	8.95%
Class A*	19.64%	-	1.73%	8.00%
Class N*	25.64%	-	0.87%	8.34%
S&P 500® Index^	28.67%	-	0.57%	11.06%

*Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes listed in the fee table above, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The performance is of the Oppenheimer Main Street Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Main Street Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Main Street Fund.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Premier Capital Appreciation Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund invests mainly in common stocks of “growth companies.” These may be newer companies or established companies of any capitalization range that the Fund’s Sub-Adviser, OppenheimerFunds, Inc. (“OFI”) believes may appreciate in value over the long term.

OFI looks for growth companies with stock prices that it believes are reasonable in relation to overall stock market valuations. OFI focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Fund’s portfolio among industries and market sectors. Currently, OFI looks for:

•	Companies with above-average growth potential,

•	Companies with increasing earnings momentum and a history of positive earnings growth,

•	Stocks with reasonable valuations relative to their growth potential,

•	Companies with the potential for positive earnings surprises, and

•	Growth rates that OFI believes are sustainable over time.

OFI may sell companies from the Fund that it believes no longer meet the above criteria. The Fund currently does not expect to have more than 35% of its assets invested in foreign securities, although it has the ability to invest in them without limit.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 12.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Annual Performance

The Fund began operations December 31, 2004, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S	Class Y	Class L	Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	(1)	1.00%	(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.12%	.17%	.32%	.32%	.37%
Total Annual Fund Operating Expenses	.77%	.82%	.97%	1.22%	1.52%

Expense Reimbursement(2)	(.06%)	–	–	(.13%)	(.06%)
Net Fund Expenses(3)	.71%	.82%	.97%	1.09%	1.46%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

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Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$73	$239
Class Y	$84	$262
Class L	$99	$309
Class A	$680	$926
Class N	$252	$474

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$149	$474

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Capital Appreciation Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 29.03% for the quarter ended December 31, 1999 and the lowest was -19.82% for the quarter ended September 30, 2001.

OFI Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2003)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years		Ten Years
OFI Mutual Fund
Class S*	30.30%		3.62%	12.75%
Class Y*	30.19%		3.51%	12.64%
Class L*	30.04%		3.35%	12.48%
Class A*	22.45%		2.02%	11.70%
Class N*	28.55%		2.85%	11.98%
S&P 500® Index^	28.67%	-	0.57%	11.06%

* Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes listed in the fee table above, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The performance is of the Oppenheimer Capital Appreciation Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Capital Appreciation Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Capital Appreciation Fund.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Premier Global Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund invests mainly in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically the Fund invests in a number of different countries.

In selecting securities for the Fund, the Fund’s Sub-Adviser, OppenheimerFunds, Inc. (“OFI”) looks primarily for foreign and U.S. companies with high growth potential. OFI uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part.

OFI considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. OFI currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

•	Stocks of small-, medium- and large-cap growth-oriented companies worldwide,

•	Companies that stand to benefit from global growth trends,

•	Businesses with strong competitive positions and high demand for their products or services, and

•	Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, OFI considers the effect of worldwide trends on the growth of various business sectors. The trends, or global “themes,” currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 12.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Annual Performance

The Fund began operations December 31, 2004, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S	Class Y	Class L	Class A	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None(1)	1.00%(2)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

–  10  –

	Class S	Class Y	Class L	Class A	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.80%	.80%	.80%	.80%	.80%
Distribution and Service (Rule 12b-1) Fees	None	None	None	.25%	.50%
Other Expenses(1)	.20%	.23%	.38%	.38%	.43%
Total Annual Fund Operating Expenses	1.00%	1.03%	1.18%	1.43%	1.73%

Expense Reimbursement(2)	(.11%)	–	(.04%)	–	(.21%)
Net Fund Expenses(3)	.89%	1.03%	1.14%	1.43%	1.52%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$91	$306
Class Y	$105	$328
Class L	$116	$370
Class A	$713	$1,002
Class N	$258	$521

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$155	$521

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Global Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 36.53% for the quarter ended December 31, 1999 and the lowest was -18.16% for the quarter ended September 30, 2002.

OFI Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2003)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
OFI Mutual Fund
Class S*	43.92%	10.39%	11.77%
Class Y*	43.78%	10.25%	11.63%
Class L*	43.67%	10.13%	11.52%
Class A*	35.13%	8.54%	10.56%
Class N*	42.29%	9.74%	11.13%
MSCI World Index^	33.76%	-0.39%	7.58%

*Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes listed in the fee table above, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The performance is of the Oppenheimer Global Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Global Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Global Fund.

^The Morgan Stanley Capital International, Inc. (MSCI) World Index is an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks”. These Principal Risks are summarized in this section. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

•	Market Risk – Bond Funds

All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. The Strategic Income Fund is subject to market risk because it invests some or all of its assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a specified interest rate over a predetermined period. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Fund will likely fall. If interest rates fall, most securities held by the Fund paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is the average of the periods remaining for payments of principal and interest on the Fund’s debt securities, weighted by the dollar amount of each payment. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

•	Market Risk – Equity Funds

The Main Street Fund, Capital Appreciation Fund and Global Fund are subject to market risk. Market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions.

These Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•	Credit Risk. All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the Strategic Income Fund to the extent it invests in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater risks of loss of income and principal than investment grade securities. The Funds may invest in foreign debt securities and, accordingly, are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations”. Those sections also include more information about the funds, their investments and the related risks.

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•	Management Risk. All the Funds are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other Funds with similar investment objectives. Each Fund’s investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each Fund’s investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

•	Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. The interest rate risk described above may be compounded for the Strategic Income Fund to the extent it invests to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. The Fund is also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

•	Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk. Accordingly, the Strategic Income Fund, Capital Appreciation Fund and Global Fund may be subject to liquidity risk.

•	Derivative Risk. All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Funds may sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund’s use of derivatives may affect the timing and amount of taxes payable by shareholders.

•	Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated.

The Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•

Emerging Markets Risk.  The Strategic Income Fund and Global Fund may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments are consistent with the Fund’s investment objectives and policies. Emerging markets are

–  13  –

generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•	Currency Risk. The Strategic Income Fund, Capital Appreciation Fund and Global Fund are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.
•	Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Capital Appreciation Fund and Global Fund generally have the greatest exposure to this risk.

•	Growth Company Risk. Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. The Capital Appreciation Fund and Global Fund generally have the greatest exposure to this risk. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. The Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

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About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”), located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of September 30, 2004, MassMutual, together with its subsidiaries, had assets under management in excess of $300 billion.

MassMutual contracts with the Sub-Advisers described below to help manage the Funds. MassMutual will be paid an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .55% for the Strategic Income Fund, .65% for the Main Street Fund, .65% for the Capital Appreciation Fund and .80% for the Global Fund.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee ranges for each share class of the Funds are .10% to .18% for Class S shares; .15% to .21% for Class Y shares; .30% to .36% for Class L and Class A shares; and .35% to .41% for Class N shares.

OppenheimerFunds, Inc. (“OFI”), located at 2 World Financial Center, 225 Liberty Street, New York, New York 10281, manages the investments of each Fund. OFI is a majority owned, indirect subsidiary of MassMutual. Together with its controlled affiliates, as of December 31, 2003, OFI managed assets of more than $150 billion.

Arthur P. Steinmetz

is the portfolio manager of the Strategic Income Fund. Mr. Steinmetz is a Senior Vice President of OFI. Prior to joining OFI in 1986, Mr. Steinmetz was an Analyst with PaineWebber where his responsibilities dealt with derivative securities.

Nikolaos Monoyios

is a portfolio manager of the Main Street Fund. Mr. Monoyios is a Vice President of OFI . Prior to joining OFI in 1998, Mr. Monoyios was a portfolio manager at Guardian Investor Services, the investment management subsidiary of The Guardian Life Insurance Company.

Marc Reinganum

is a portfolio manager of the Main Street Fund. Dr. Reinganum is a Vice President of OFI. Prior to joining OFI in September 2002, Dr. Reinganum was the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University since 1995. At Southern Methodist University he also served as the Director of the Finance Institute, Chairman of the Finance Department, President of the Faculty at the Cox School of Business and member of the Board of Trustee Investment Committee.

Jane Putnam

is the portfolio manager of the Capital Appreciation Fund. Ms. Putnam is a Vice President of OFI and has been with OFI since May 1994. Previously, she was a portfolio manager and equity research analyst for Chemical Bank.

William L. Wilby

is a portfolio manager of the Global Fund. Mr. Wilby is a Senior Vice President, Senior Investment Officer and Director of International Equities of OFI. He is a Chartered Financial Analyst with over 22 years of asset management experience. Mr. Wilby has been a Senior Vice President of OFI since 1994 and also manages other funds for OFI. Before joining OFI in 1991, Mr. Wilby was an International Investment Strategist at Brown Brothers Harriman & Co. Prior to Brown Brothers, he was a Managing Director and Portfolio Manager at AIG Global Investors. He joined AIG from Northern Trust Bank in Chicago, where he was an International Pension Manager. Before beginning his Portfolio Management career, Mr. Wilby was an International Financial Economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago.

–  15  –

Rajeev Bhaman

is a portfolio manager of the Global Fund. Mr. Bhaman, a Chartered Financial Analyst, has been a Vice President of OFI since 1996. Prior to joining the Global Equity Investment team at OFI in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales.

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About the Classes of Shares – Multiple Class Information

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-743-5274 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 Plan will bear the expense of the payments that would be made pursuant to that 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts. Each Class of shares of the Funds may also be purchased by the following Eligible Purchasers:

Class S Shares

Eligible Purchasers.  Class S shares may be purchased by:

•	Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $100 million;

•	Certain non-qualified deferred compensation plans;

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $100 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class S shares.

Shareholder and Distribution Fees.  Class S shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an investor’s money is invested in the Fund or Funds of its choice. Class S shares do not have deferred sales charges or any Rule 12b-1 service or distribution fees.

Class Y Shares

Eligible Purchasers.  Class Y shares may be purchased by:

•	Non-qualified deferred compensation plans;

•	Registered mutual funds and collective trust funds;

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $5 million; and

•	Other institutional investors with assets generally in excess of $5 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class Y shares.

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Shareholder and Distribution Fees.  The Class Y shares are 100% no load, so you pay no fees (sales loads) when you buy or sell Class Y shares. Therefore, 100% of an investor’s money is invested in the Fund or Funds of its choice. Class Y shares do not have any Rule 12b-1 service or distribution fees.

Class L Shares

Eligible Purchasers.  Class L shares may be purchased by:

•	Non-qualified deferred compensation plans;

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $1 million; and

•	Other institutional investors with assets generally in excess of $1 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class L shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services.

Shareholder and Distribution Fees.  Class L shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an investor’s money is invested in the Fund or Funds of its choice. Class L shares do not have deferred sales charges or any Rule 12b-1 service or distribution fees.

Class A and Class N Shares

Eligible Purchasers.  Class A and Class N shares may be purchased by:

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans;

•	Individual retirement accounts described in Code Section 408; and

•	Other institutional investors, nonqualified deferred compensation plans and voluntary employees’ beneficiary associations described in Code Section 501(c)(9).

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class A or Class N shares. There is no minimum plan or institutional investor size to purchase Class A or Class N shares.

Class A and Class N shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Funds, MassMutual and its affiliates and retirement plans established by them for their employees.

Distribution and Service (Rule 12b-1) Fees.  Class A shares are sold at net asset value per share plus an initial sales charge. Class N shares are sold at net asset value per share without an initial sales charge. Therefore, for Class N shares, 100% of an investor’s money is invested in the Fund or Funds of its choice. The Funds have adopted Rule 12b-1 Plans for Class A and Class N shares of the Funds.

Under the Class A Plans, each Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of that Fund’s average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Services fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses. Compensation under the Plans for service fees will be paid to MassMutual, through MML Distributors, LLC (the “Distributor”), and compensation under the Plans for distribution fees will be paid to the Distributor. MassMutual and the Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to the brokers or other intermediaries. MassMutual may pay any Class A 12b-1 service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual will pay the service fees on a quarterly basis.

Under the Class N Plans, each Fund pays the Distributor an annual distribution fee of .25%. Each Fund also pays .25% in services fees to MassMutual each year under the Plans. MassMutual will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing personal services to Class N shareholders and/or maintaining Class N shareholder accounts and for related

–  18  –

expenses. MassMutual may pay the .25% service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual pays the service fees on a quarterly basis. The Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class N shares and for related expenses.

Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A and Class N shares and may cost you more than other types of sales charges.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class N, Class A and Class L shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class N and Class A shares, including any advance of 12b-1 service fees by MassMutual, may be only 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class S, Class Y, Class L, Class A or Class N shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class S, Class Y, Class L, Class A or Class N shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class S, Class Y or Class L shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Compensation paid by the Funds to brokers or other intermediaries for providing services on account of Class A or Class N shares is described above under “Distribution and Service (Rule 12b-1) Fees”. Where Class S, Class Y, Class L, Class A or Class N shares are sold in connection with nonqualified deferred compensation plans where the employer sponsor has an administrative services agreement with MassMutual or its affiliate, additional compensation may be paid as determined by MassMutual from time to time according to established criteria. As of the date of this Prospectus, aggregate annual compensation in such cases does not exceed .50%. Annual compensation paid on account of Class S, Class Y, Class L, Class A or Class N shares will be paid quarterly, in arrears.

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Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value (“NAV”) plus any initial sales charge that applies. The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open (“Business Day”). Your purchase order will be priced at the next NAV calculated after the order is received and accepted by the transfer agent, MassMutual or another intermediary. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received and accepted. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into the Global Fund, however, will not be accepted if received by the transfer agent, MassMutual or another intermediary after the earlier of 2:30 p.m. Eastern Time or the market close, on any Business Day. Furthermore, exchange requests involving a purchase into the Global Fund will not be accepted if you have already made a purchase followed by a redemption involving the Fund within the last 30 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;
•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Purchases and exchanges of shares of the Fund should be made for investment purposes only. Excessive trading and/or market timing activity involving the Fund can disrupt the management of the Fund. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by the Fund or MassMutual, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

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The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

Initial Sales Charges

Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

Front-End Sales Charge (As a Percentage of Offering Price) / Front-End Sales Charge (As a Percentage of Net Amount Invested)/Concession (As a Percentage of Offering Price) for Different Purchase Amounts:
Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond
Less than $25,000	5.75%/ 6.10%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$25,000-$49,999	5.50%/ 5.82%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$50,000-$99,999	4.75%/ 4.99%/ 4.00%	4.50%/ 4.71%/ 3.75%	3.50%/ 3.63%/ 3.00%
$100,000-$249,999	3.75%/ 3.90%/ 3.00%	3.50%/ 3.63%/ 2.75%	3.00%/ 3.09%/ 2.50%
$250,000-$499,999	2.50%/ 2.56%/ 2.00%	2.00%/ 2.04%/ 2.25%	2.50%/ 2.56%/ 2.00%
$500,000-$999,999	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.50%
$1,000,000 or more	None/ None/ 1.00%	None/ None/ 1.00%	None/ None/ .50%

A reduced sales charge rate may be obtained for Class A shares under the Funds’ “Rights of Accumulation” because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.

To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:

•	Current purchases of Class A shares of more than one Fund subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and

•	Class A shares of Funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased Funds.

The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares and inform your broker-dealer or other financial intermediary of Class A shares of any other Funds that you own. Information regarding reduced sales charges can be found on the MassMutual website at http://www.massmutual.com/retire.

There is an initial sales charge on the purchase of Class A shares of each of the MassMutual Premier Funds except the Money Market Fund.

Contingent Deferred Sales Charges

There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0% or .50% of purchases of $1 million or more as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a

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waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request).

If Class N shares are redeemed within a holding period of 18 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request). The Class N contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Funds in connection with the sale of Class N shares.

All contingent deferred sales charges will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in net asset value over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described on the following page.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and

2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

Waivers of Class A Initial Sales Charges

The Class A sales charges will be waived for shares purchased in the following types of transactions:

•	Purchases into insurance company separate investment accounts.

•	Purchases into Retirement Plans or other employee benefit plans.

•	Purchases of Class A shares aggregating $1 million or more.

•	Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, MassMutual and its affiliates.

Waivers of Class A and Class N Contingent Deferred Sales Charges

The Class A and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.	Waivers for Redemptions in Certain Cases.

The Class A and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.

•	Redemptions from Retirement Plans or other employee benefit plans.

•	Redemptions from accounts other than Retirement Plans following the death or

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disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•	Redemptions of Class A and Class N shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

B.	Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A and Class N shares sold or issued in the following cases:

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]’’) of the Fund, MassMutual and its affiliates.

[1]	The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

Determining Net Asset Value

The Trust calculates the Net Asset Value (“NAV”) of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund’s assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class.

Each Fund’s assets are valued based on market value of the Fund’s total portfolio. Securities are typically valued on the basis of valuations furnished by a pricing service. However, valuation methods approved by the Fund’s Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, for each of the Trust’s foreign funds, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Fund’s valuation methods are more fully described in the Statement of Additional Information.

How to Invest

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M

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of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors that do not receive preferential tax treatment are subject to Federal income taxes on distributions received in respect of their shares. Distributions of the Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares and regardless of how long the investor has owned shares of the Fund. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long- term holdings will distribute largely capital gain dividends. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2008. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For each Fund distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from the exchange or redemption of an investor’s shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds other than the Global Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of the Global Fund, however, may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Shareholders should consult their tax adviser for more information on their own tax situation, including possible state, local and foreign taxes.

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ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. This 33% limitation is pursuant to Board approved guidelines and may be increased up to 100% pursuant to the Fund’s fundamental investment restrictions should the Board revise its guidelines. More information regarding the Fund’s fundamental investment restrictions can be found in the Fund’s Statement of Additional Information. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds’ custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

•	to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses; and

•	to manage a Fund’s exposure to changing securities prices.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio.

(1)

Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are

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negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund’s Sub-Adviser deems it appropriate to do so.

(2)	Currency Transactions – The Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s Sub-Adviser may not have the skills needed to manage these strategies.

Therefore, there is no assurance that hedging instruments and derivatives will assist the Fund in achieving its investment objective. As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, the Strategic Income Fund can buy “structured” notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note. The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore the Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or to sell its investment quickly at an acceptable price.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs. The aggregate value of the securities underlying the options written by a Fund may not exceed 25% of the Fund’s total assets.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, these Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

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The Funds may also enter into stock index futures contracts and foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board- approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund’s Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and

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can reduce a Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, a Fund’s Sub-Adviser may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause a Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Industry Concentration

A Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exception:

(1)	There is no limitation for U.S. Government Securities.

Zero-Coupon and “Stripped” Securities

The Strategic Income Fund can buy government and corporate zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. The Fund can invest up to 50% of its total assets in zero-coupon securities issued by either the U.S. government or U.S. companies. The Fund also can buy “stripped” securities that are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages and changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings quickly at an acceptable price.

Participation Interests in Loans

These securities represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. The loans may be to foreign or U.S. companies. They are subject to the risk of default by the borrower as well as credit risks of the servicing agent of the participation interest, which can cause the Strategic Income Fund to lose money on its investment. The Fund can also buy interests in trusts and other entities that hold loan obligations. In that case the Fund will be subject to the trust’s credit risks. The Fund does not invest more than 5% of its net assets in participation interests of any one borrower.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage- backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

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The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as

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those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Certain Debt Securities

While the Funds may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Funds may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Changes to Investment Objectives

Except for policies identified as “fundamental” in this Prospectus or the Statement of Additional Information, the Trustees may change the investment objective and policies of a Fund without shareholder approval. Any such changes may result in a Fund having an investment objective and policies different from the objective and policies that you considered appropriate when you invested in the Fund. A Fund will notify you of any changes in its investment objectives of policies through a revised prospectus or other written communication.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

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MASSMUTUAL PREMIER FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports when they become available and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Premier Funds:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Premier Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Fund from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-08690.

MASSMUTUAL PREMIER FUNDS

This Prospectus describes Class N shares of the following Funds:

Fixed Income	Sub-Advised by:
MassMutual Premier Strategic Income Fund	OppenheimerFunds, Inc.

Large Cap Blend
MassMutual Premier Main Street Fund	OppenheimerFunds, Inc.

Large Cap Growth
MassMutual Premier Capital Appreciation Fund	OppenheimerFunds, Inc.

International
MassMutual Premier Global Fund	OppenheimerFunds, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

December 31, 2004

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Summary Information

The MassMutual Premier Funds (the “Trust”) provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 12.

•	Fees and Expenses.

Past Performance is not an indication of future performance.  There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

Important Note about performance information for the Funds.

Performance information provided is based on a mutual fund managed by the Sub-Adviser with substantially similar investment objectives, policies and investment strategies as the particular Fund. The Performance Charts for the Sub-Adviser reflect the Sub-Adviser’s mutual fund performance, adjusted for class specific expenses of the particular Fund. The Performance Charts do not show Fund performance and do not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee tables shown on the following pages under “Expense Information” are meant to assist you in understanding these fees and expenses. Each fee table shows, in addition to any shareholder fees, a Fund’s “Annual Fund Operating Expenses.” These costs are deducted from a Fund’s assets, which means you pay them indirectly.

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MassMutual Premier Strategic Income Fund

Investment Objective

The Fund seeks high current income by investing mainly in fixed income debt securities.

Principal Investment Strategies and Risks

The Fund invests mainly in debt securities of issuers in three market sectors: foreign governments and companies, U.S. government securities and lower-rated high-yield securities of U.S. and foreign companies (commonly called “junk bonds”). These debt securities typically include:

•	foreign government and U.S. government bonds and notes,

•	collateralized mortgage obligations (CMOs),

•	other mortgage-related securities and asset-backed securities,

•	participation interests in loans,

•	“structured” notes,

•	lower-grade, high-yield domestic and foreign corporate debt obligations, and

•	“zero-coupon” or “stripped” securities.

Under normal market conditions, the Fund invests in each of these three market sectors. However, the Fund is not required to invest in all three sectors at all times, and the amount of its assets in each of the three sectors will vary over time. The Fund can invest up to 100% of its assets in any one sector at any time, if the Funds Sub-Adviser, OppenheimerFunds, Inc. (“OFI”), believes that the Fund can achieve its objective without undue risk. The Fund can invest in issuers in any market capitalization range – large-cap, mid-cap and small-cap, and can buy securities having short-, medium-, or long-term maturities.

The Fund’s foreign investments can include debt securities of issuers in developed markets and emerging markets. The Fund also uses derivative investments for hedging purposes or to seek higher investment returns. These include options, futures, forward contracts, CMOs and “structured” notes.

In selecting securities to buy or sell for the Fund, OFI analyzes the overall investment opportunities and risks among the three sectors in which the Fund invests. OFI’s overall strategy is to build a broadly- diversified portfolio of debt securities to help moderate the special risks of investing in high-yield debt securities and foreign securities. The Fund may try to take advantage of any lack of correlation in the movement of securities prices among the three sectors from time to time. When buying or selling securities, OFI currently focuses on the factors below (some of which may vary in particular cases and may change over time), looking for:

•	Securities offering high current income,

•	Overall portfolio diversification by seeking securities whose market prices tend to move in different directions, and

•	Relative values among the three major market sectors in which the Fund invests.

OFI may sell securities from the portfolio when the analytics underlying the factors discussed above no longer appear favorable to the Fund. The Fund’s diversification strategies, both with respect to securities in different sectors, and securities issued by different companies and governments, are intended to help reduce the volatility of the Fund’s share prices while seeking current income.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 12.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Annual Performance

The Fund began operations December 31, 2004, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

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	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.55%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(1)	.41%
Total Annual Fund Operating Expenses	1.46%

Expense Reimbursement(2)	(.08%	)
Net Fund Expenses(3)	1.38%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class N	$244	$453

For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$141	$453

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Strategic Income Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 6.50% for the quarter ended June 30, 2003 and the lowest was -3.51% for the quarter ended September 30, 1998.

OFI Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
OFI Mutual Fund
Class N*	18.37%	6.71%	6.41%
Lehman Brothers Aggregate Bond Index^	4.11%	6.62%	6.95%
Citigroup World Government Bond Index^^	14.91%	5.75%	6.79%

*Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share class listed in the fee table above, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class N expenses. The performance is of the Oppenheimer Strategic Income Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Strategic Income Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Strategic Income Fund.

^The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^The Citigroup World Government Bond Index is an unmanaged index of debt securities of major foreign government bond markets. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Premier Main Street Fund

Investment Objective

The Fund seeks a high total return.

Principal Investment Strategies and Risks

The Fund currently invests mainly in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. It also can buy debt securities, such as bonds and debentures, but does not currently emphasize these investments.

In selecting securities for purchase or sale by the Fund, the Fund’s Sub-Adviser, OppenheimerFunds, Inc. (“OFI”) uses an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the selection process currently involves the use of:

•	Multi-factor quantitative models: These include a group of “top-down” models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by market capitalization (small, mid, or large), industries, and value or growth styles. A group of “bottom-up” models helps to rank stocks in a universe typically including 3000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.

•	Fundamental research: OFI uses internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.

•	Judgment: The portfolio is then continuously rebalanced by OFI using the tools described above.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk and Leveraging Risk.

These Risks are described beginning on page 12.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Annual Performance

The Fund began operations December 31, 2004, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(1)	.38%
Total Annual Fund Operating Expenses	1.53%

Expense Reimbursement(2)	–
Net Fund Expenses(3)	1.53%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

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Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class N	$259	$484

For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$156	$484

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Main Street Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 21.98% for the quarter ended December 31, 1998 and the lowest was -16.70% for the quarter ended September 30, 2002.

OFI Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years		Ten Years
OFI Mutual Fund
Class N*	25.64%	-	0.87%	8.34%
S&P 500® Index^	28.67%	-	0.57%	11.06%

*Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share class listed in the fee table above, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class N expenses. The performance is of the Oppenheimer Main Street Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Main Street Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Main Street Fund.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Premier Capital Appreciation Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund invests mainly in common stocks of “growth companies.” These may be newer companies or established companies of any capitalization range that the Fund’s Sub-Adviser, OppenheimerFunds, Inc. (“OFI”) believes may appreciate in value over the long term.

OFI looks for growth companies with stock prices that it believes are reasonable in relation to overall stock market valuations. OFI focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Fund’s portfolio among industries and market sectors. Currently, OFI looks for:

•	Companies with above-average growth potential,

•	Companies with increasing earnings momentum and a history of positive earnings growth,

•	Stocks with reasonable valuations relative to their growth potential,

•	Companies with the potential for positive earnings surprises, and

•	Growth rates that OFI believes are sustainable over time.

OFI may sell companies from the Fund that it believes no longer meet the above criteria. The Fund currently does not expect to have more than 35% of its assets invested in foreign securities, although it has the ability to invest in them without limit.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 12.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Annual Performance

The Fund began operations December 31, 2004, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%	(1)

(1)	Applies to shares redeemed within 18 months of purchase.

	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(1)	.37%
Total Annual Fund Operating Expenses	1.52%

Expense Reimbursement(2)	(.06%	)
Net Fund Expenses(3)	1.46%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

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Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class N	$252	$474

For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$149	$474

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Capital Appreciation Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 28.87% for the quarter ended December 31, 1999 and the lowest was -20.00% for the quarter ended September 30, 2001.

OFI Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2003)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years		Ten Years
OFI Mutual Fund
Class N*	28.55%		2.85%	11.98%
S&P 500® Index^	28.67%	-	0.57%	11.06%

* Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share class listed in the fee table above, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class N expenses. The performance is of the Oppenheimer Capital Appreciation Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Capital Appreciation Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Capital Appreciation Fund.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Premier Global Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund invests mainly in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically the Fund invests in a number of different countries.

In selecting securities for the Fund, the Fund’s Sub-Adviser, OppenheimerFunds, Inc. (“OFI”) looks primarily for foreign and U.S. companies with high growth potential. OFI uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part.

OFI considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. OFI currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

•	Stocks of small-, medium- and large-cap growth-oriented companies worldwide,

•	Companies that stand to benefit from global growth trends,

•	Businesses with strong competitive positions and high demand for their products or services, and

•	Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, OFI considers the effect of worldwide trends on the growth of various business sectors. The trends, or global “themes,” currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 12.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Annual Performance

The Fund began operations December 31, 2004, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%(1)

(1)	Applies to shares redeemed within 18 months of purchase.

–  10  –

	Class N
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.80%
Distribution and Service (Rule 12b-1) Fees	.50%
Other Expenses(1)	.43%
Total Annual Fund Operating Expenses	1.73%

Expense Reimbursement(2)	(.21%	)
Net Fund Expenses(3)	1.52%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class N	$258	$521

For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$155	$521

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Global Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 36.41% for the quarter ended December 31, 1999 and the lowest was -18.33% for the quarter ended September 30, 2002.

OFI Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2003)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
OFI Mutual Fund
Class N*	42.29%	9.74%	11.13%
MSCI World Index^	33.76%	-0.39%	7.58%

*Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s N share class listed in the fee table above, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class N expenses. The performance is of the Oppenheimer Global Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Global Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Global Fund.

^The Morgan Stanley Capital International, Inc. (MSCI) World Index is an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  11  –

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks”. These Principal Risks are summarized in this section. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

•	Market Risk – Bond Funds

All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. The Strategic Income Fund is subject to market risk because it invests some or all of its assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a specified interest rate over a predetermined period. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Fund will likely fall. If interest rates fall, most securities held by the Fund paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is the average of the periods remaining for payments of principal and interest on the Fund’s debt securities, weighted by the dollar amount of each payment. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

•	Market Risk – Equity Funds

The Main Street Fund, Capital Appreciation Fund and Global Fund are subject to market risk. Market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions.

These Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•	Credit Risk. All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the Strategic Income Fund to the extent it invests in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater risks of loss of income and principal than investment grade securities. The Funds may invest in foreign debt securities and, accordingly, are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations”. Those sections also include more information about the funds, their investments and the related risks.

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•	Management Risk. All the Funds are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other Funds with similar investment objectives. Each Fund’s investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each Fund’s investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

•	Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. The interest rate risk described above may be compounded for the Strategic Income Fund to the extent it invests to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. The Fund is also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

•	Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk. Accordingly, the Strategic Income Fund, Capital Appreciation Fund and Global Fund may be subject to liquidity risk.

•	Derivative Risk. All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Funds may sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund’s use of derivatives may affect the timing and amount of taxes payable by shareholders.

•	Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated.

The Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•

Emerging Markets Risk.  The Strategic Income Fund and Global Fund may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments are consistent with the Fund’s investment objectives and policies. Emerging markets are

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generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•	Currency Risk. The Strategic Income Fund, Capital Appreciation Fund and Global Fund are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.
•	Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Capital Appreciation Fund and Global Fund generally have the greatest exposure to this risk.

•	Growth Company Risk. Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. The Capital Appreciation Fund and Global Fund generally have the greatest exposure to this risk. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. The Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

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About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”), located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of September 30, 2004, MassMutual, together with its subsidiaries, had assets under management in excess of $300 billion.

MassMutual contracts with the Sub-Advisers described below to help manage the Funds. MassMutual will be paid an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .55% for the Strategic Income Fund, .65% for the Main Street Fund, .65% for the Capital Appreciation Fund and .80% for the Global Fund.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee ranges for Class N shares of the Funds are .35% to .41%.

OppenheimerFunds, Inc. (“OFI”), located at 2 World Financial Center, 225 Liberty Street, New York, New York 10281, manages the investments of each Fund. OFI is a majority owned, indirect subsidiary of MassMutual. Together with its controlled affiliates, as of December 31, 2003, OFI managed assets of more than $150 billion.

Arthur P. Steinmetz

is the portfolio manager of the Strategic Income Fund. Mr. Steinmetz is a Senior Vice President of OFI. Prior to joining OFI in 1986, Mr. Steinmetz was an Analyst with PaineWebber where his responsibilities dealt with derivative securities.

Nikolaos Monoyios

is a portfolio manager of the Main Street Fund. Mr. Monoyios is a Vice President of OFI . Prior to joining OFI in 1998, Mr. Monoyios was a portfolio manager at Guardian Investor Services, the investment management subsidiary of The Guardian Life Insurance Company.

Marc Reinganum

is a portfolio manager of the Main Street Fund. Dr. Reinganum is a Vice President of OFI. Prior to joining OFI in September 2002, Dr. Reinganum was the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University since 1995. At Southern Methodist University he also served as the Director of the Finance Institute, Chairman of the Finance Department, President of the Faculty at the Cox School of Business and member of the Board of Trustee Investment Committee.

Jane Putnam

is the portfolio manager of the Capital Appreciation Fund. Ms. Putnam is a Vice President of OFI and has been with OFI since May 1994. Previously, she was a portfolio manager and equity research analyst for Chemical Bank.

William L. Wilby

is a portfolio manager of the Global Fund. Mr. Wilby is a Senior Vice President, Senior Investment Officer and Director of International Equities of OFI. He is a Chartered Financial Analyst with over 22 years of asset management experience. Mr. Wilby has been a Senior Vice President of OFI since 1994 and also manages other funds for OFI. Before joining OFI in 1991, Mr. Wilby was an International Investment Strategist at Brown Brothers Harriman & Co. Prior to Brown Brothers, he was a Managing Director and Portfolio Manager at AIG Global Investors. He joined AIG from Northern Trust Bank in Chicago, where he was an International Pension Manager. Before beginning his Portfolio Management career, Mr. Wilby was an International Financial Economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago.

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Rajeev Bhaman

is a portfolio manager of the Global Fund. Mr. Bhaman, a Chartered Financial Analyst, has been a Vice President of OFI since 1996. Prior to joining the Global Equity Investment team at OFI in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales.

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About the Classes of Shares – Multiple Class Information

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-743-5274 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 Plan will bear the expense of the payments that would be made pursuant to that 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts. Class N shares of the Funds may also be purchased by the following Eligible Purchasers:

Class N Shares

Eligible Purchasers.  Class N shares may be purchased by:

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans;

•	Individual retirement accounts described in Code Section 408; and

•	Other institutional investors, nonqualified deferred compensation plans and voluntary employees’ beneficiary associations described in Code Section 501(c)(9).

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class N shares. There is no minimum plan or institutional investor size to purchase Class N shares.

Class N shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Funds, MassMutual and its affiliates and retirement plans established by them for their employees.

Distribution and Service (Rule 12b-1) Fees.  Class N shares are sold at net asset value per share without an initial sales charge. Therefore, for Class N shares, 100% of an investor’s money is invested in the Fund or Funds of its choice. The Funds have adopted Rule 12b-1 Plans for Class N shares of the Funds.

Under the Class N Plans, each Fund pays MML Distributors, LLC (the “Distributor”) an annual distribution fee of .25%. Each Fund also pays .25% in services fees to MassMutual each year under the Plans. MassMutual will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing personal services to Class N shareholders and/or maintaining Class N shareholder accounts and for related expenses. MassMutual may pay the .25% service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual pays the service fees on a quarterly basis. The Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full

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amount to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class N shares and for related expenses.

Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Class N shares and may cost you more than other types of sales charges.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class N shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class N shares, including any advance of 12b-1 service fees by MassMutual, may be only 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class N shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class N shares will be based on criteria established by MassMutual. Compensation paid by the Funds to brokers or other intermediaries for providing services on account of Class N shares is described above under “Distribution and Service (Rule 12b-1) Fees”. Where Class N shares are sold in connection with nonqualified deferred compensation plans where the employer sponsor has an administrative services agreement with MassMutual or its affiliate, additional compensation may be paid as determined by MassMutual from time to time according to established criteria. As of the date of this Prospectus, aggregate annual compensation in such cases does not exceed .50%. Annual compensation paid on account of Class N shares will be paid quarterly, in arrears.

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Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value (“NAV”) plus any initial sales charge that applies. The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open (“Business Day”). Your purchase order will be priced at the next NAV calculated after the order is received and accepted by the transfer agent, MassMutual or another intermediary. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received and accepted. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into the Global Fund, however, will not be accepted if received by the transfer agent, MassMutual or another intermediary after the earlier of 2:30 p.m. Eastern Time or the market close, on any Business Day. Furthermore, exchange requests involving a purchase into the Global Fund will not be accepted if you have already made a purchase followed by a redemption involving the Fund within the last 30 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;
•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Purchases and exchanges of shares of the Fund should be made for investment purposes only. Excessive trading and/or market timing activity involving the Fund can disrupt the management of the Fund. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by the Fund or MassMutual, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

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The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

Contingent Deferred Sales Charges

If Class N shares are redeemed within a holding period of 18 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request). The Class N contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Funds in connection with the sale of Class N shares.

All contingent deferred sales charges will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in net asset value over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described on the following page.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and

2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

Waivers of Class N Contingent Deferred Sales Charges

The Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.	Waivers for Redemptions in Certain Cases.

The Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.

•	Redemptions from Retirement Plans or other employee benefit plans.

•	Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•	Redemptions of Class N shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

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B.	Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class N shares sold or issued in the following cases:

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]’’) of the Fund, MassMutual and its affiliates.

Determining Net Asset Value

The Trust calculates the Net Asset Value (“NAV”) of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund’s assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class.

Each Fund’s assets are valued based on market value of the Fund’s total portfolio. Securities are typically valued on the basis of valuations furnished by a pricing service. However, valuation methods approved by the Fund’s Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund’s value for a security is likely to be different from the last quoted

[1]	The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

market price or pricing service information. In addition, for each of the Trust’s foreign funds, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Fund’s valuation methods are more fully described in the Statement of Additional Information.

How to Invest

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors that do not receive preferential tax treatment are subject to Federal income taxes on

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distributions received in respect of their shares. Distributions of the Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares and regardless of how long the investor has owned shares of the Fund. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long- term holdings will distribute largely capital gain dividends. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2008. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For each Fund distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from the exchange or redemption of an investor’s shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds other than the Global Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of the Global Fund, however, may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Shareholders should consult their tax adviser for more information on their own tax situation, including possible state, local and foreign taxes.

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ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. This 33% limitation is pursuant to Board approved guidelines and may be increased up to 100% pursuant to the Fund’s fundamental investment restrictions should the Board revise its guidelines. More information regarding the Fund’s fundamental investment restrictions can be found in the Fund’s Statement of Additional Information. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds’ custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

•	to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses; and

•	to manage a Fund’s exposure to changing securities prices.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio.

(1)

Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are

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negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund’s Sub-Adviser deems it appropriate to do so.

(2)	Currency Transactions – The Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s Sub-Adviser may not have the skills needed to manage these strategies.

Therefore, there is no assurance that hedging instruments and derivatives will assist the Fund in achieving its investment objective. As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, the Strategic Income Fund can buy “structured” notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note. The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore the Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or to sell its investment quickly at an acceptable price.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs. The aggregate value of the securities underlying the options written by a Fund may not exceed 25% of the Fund’s total assets.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, these Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against

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increases in the dollar cost of securities to be acquired.

The Funds may also enter into stock index futures contracts and foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board- approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund’s Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and

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its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, a Fund’s Sub-Adviser may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause a Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Industry Concentration

A Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exception:

(1)	There is no limitation for U.S. Government Securities.

Zero-Coupon and “Stripped” Securities

The Strategic Income Fund can buy government and corporate zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. The Fund can invest up to 50% of its total assets in zero-coupon securities issued by either the U.S. government or U.S. companies. The Fund also can buy “stripped” securities that are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages and changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings quickly at an acceptable price.

Participation Interests in Loans

These securities represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. The loans may be to foreign or U.S. companies. They are subject to the risk of default by the borrower as well as credit risks of the servicing agent of the participation interest, which can cause the Strategic Income Fund to lose money on its investment. The Fund can also buy interests in trusts and other entities that hold loan obligations. In that case the Fund will be subject to the trust’s credit risks. The Fund does not invest more than 5% of its net assets in participation interests of any one borrower.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage-

–  26  –

backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer,

–  27  –

concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Certain Debt Securities

While the Funds may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Funds may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Changes to Investment Objectives

Except for policies identified as “fundamental” in this Prospectus or the Statement of Additional Information, the Trustees may change the investment objective and policies of a Fund without shareholder approval. Any such changes may result in a Fund having an investment objective and policies different from the objective and policies that you considered appropriate when you invested in the Fund. A Fund will notify you of any changes in its investment objectives of policies through a revised prospectus or other written communication.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

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MASSMUTUAL PREMIER FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports when they become available and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Premier Funds:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Premier Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Fund from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-08690.

MASSMUTUAL PREMIER FUNDS

This Prospectus describes Class Y shares of the following Funds:

Fixed Income	Sub-Advised by:
MassMutual Premier Strategic Income Fund	OppenheimerFunds, Inc.

Large Cap Blend
MassMutual Premier Main Street Fund	OppenheimerFunds, Inc.

Large Cap Growth
MassMutual Premier Capital Appreciation Fund	OppenheimerFunds, Inc.

International
MassMutual Premier Global Fund	OppenheimerFunds, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

December 31, 2004

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Summary Information

The MassMutual Premier Funds (the “Trust”) provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 12.

•	Fees and Expenses.

Past Performance is not an indication of future performance.  There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

Important Note about performance information for the Funds.

Performance information provided is based on a mutual fund managed by the Sub-Adviser with substantially similar investment objectives, policies and investment strategies as the particular Fund. The Performance Charts for the Sub-Adviser reflect the Sub-Adviser’s mutual fund performance, adjusted for class specific expenses of the particular Fund. The Performance Charts do not show Fund performance and do not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee tables shown on the following pages under “Expense Information” are meant to assist you in understanding these fees and expenses. Each fee table shows a Fund’s “Annual Fund Operating Expenses.” These costs are deducted from a Fund’s assets, which means you pay them indirectly.

–  3  –

MassMutual Premier Strategic Income Fund

Investment Objective

The Fund seeks high current income by investing mainly in fixed income debt securities.

Principal Investment Strategies and Risks

The Fund invests mainly in debt securities of issuers in three market sectors: foreign governments and companies, U.S. government securities and lower-rated high-yield securities of U.S. and foreign companies (commonly called “junk bonds”). These debt securities typically include:

•	foreign government and U.S. government bonds and notes,

•	collateralized mortgage obligations (CMOs),

•	other mortgage-related securities and asset-backed securities,

•	participation interests in loans,

•	“structured” notes,

•	lower-grade, high-yield domestic and foreign corporate debt obligations, and

•	“zero-coupon” or “stripped” securities.

Under normal market conditions, the Fund invests in each of these three market sectors. However, the Fund is not required to invest in all three sectors at all times, and the amount of its assets in each of the three sectors will vary over time. The Fund can invest up to 100% of its assets in any one sector at any time, if the Funds Sub-Adviser, OppenheimerFunds, Inc. (“OFI”), believes that the Fund can achieve its objective without undue risk. The Fund can invest in issuers in any market capitalization range – large-cap, mid-cap and small-cap, and can buy securities having short-, medium-, or long-term maturities.

The Fund’s foreign investments can include debt securities of issuers in developed markets and emerging markets. The Fund also uses derivative investments for hedging purposes or to seek higher investment returns. These include options, futures, forward contracts, CMOs and “structured” notes.

In selecting securities to buy or sell for the Fund, OFI analyzes the overall investment opportunities and risks among the three sectors in which the Fund invests. OFI’s overall strategy is to build a broadly- diversified portfolio of debt securities to help moderate the special risks of investing in high-yield debt securities and foreign securities. The Fund may try to take advantage of any lack of correlation in the movement of securities prices among the three sectors from time to time. When buying or selling securities, OFI currently focuses on the factors below (some of which may vary in particular cases and may change over time), looking for:

•	Securities offering high current income,

•	Overall portfolio diversification by seeking securities whose market prices tend to move in different directions, and

•	Relative values among the three major market sectors in which the Fund invests.

OFI may sell securities from the portfolio when the analytics underlying the factors discussed above no longer appear favorable to the Fund. The Fund’s diversification strategies, both with respect to securities in different sectors, and securities issued by different companies and governments, are intended to help reduce the volatility of the Fund’s share prices while seeking current income.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 12.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Annual Performance

The Fund began operations December 31, 2004, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.55%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.21%
Total Annual Fund Operating Expenses	.76%

Expense Reimbursement(2)	–
Net Fund Expenses(3)	.76%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2006. The agreement cannot be terminated unilaterally by MassMutual.

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(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class Y	$78	$243

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Strategic Income Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 6.63% for the quarter ended June 30, 2003 and the lowest was -3.36% for the quarter ended September 30, 1998.

OFI Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
OFI Mutual Fund
Class Y*	19.99%	7.33%	7.03%
Lehman Brothers Aggregate Bond Index^	4.11%	6.62%	6.95%
Citigroup World Government Bond Index^^	14.91%	5.75%	6.79%

*Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class listed in the fee table above, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class Y expenses. The performance is of the Oppenheimer Strategic Income Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Strategic Income Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Strategic Income Fund.

^The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^The Citigroup World Government Bond Index is an unmanaged index of debt securities of major foreign government bond markets. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Premier Main Street Fund

Investment Objective

The Fund seeks a high total return.

Principal Investment Strategies and Risks

The Fund currently invests mainly in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. It also can buy debt securities, such as bonds and debentures, but does not currently emphasize these investments.

In selecting securities for purchase or sale by the Fund, the Fund’s Sub-Adviser, OppenheimerFunds, Inc. (“OFI”) uses an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the selection process currently involves the use of:

•	Multi-factor quantitative models: These include a group of “top-down” models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by market capitalization (small, mid, or large), industries, and value or growth styles. A group of “bottom-up” models helps to rank stocks in a universe typically including 3000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.

•	Fundamental research: OFI uses internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.

•	Judgment: The portfolio is then continuously rebalanced by OFI using the tools described above.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk and Leveraging Risk.

These Risks are described beginning on page 12.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Annual Performance

The Fund began operations December 31, 2004, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.18%
Total Annual Fund Operating Expenses	.83%

Expense Reimbursement(2)	–
Net Fund Expenses(3)	.83%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  6  –

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class Y	$85	$265

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Main Street Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 22.15% for the quarter ended December 31, 1998 and the lowest was -16.51% for the quarter ended September 30, 2002.

OFI Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years		Ten Years
OFI Mutual Fund
Class Y*	27.34%	-	0.16%	9.05%
S&P 500® Index^	28.67%	-	0.57%	11.06%

*Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class listed in the fee table above, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class Y expenses. The performance is of the Oppenheimer Main Street Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Main Street Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Main Street Fund.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  7  –

MassMutual Premier Capital Appreciation Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund invests mainly in common stocks of “growth companies.” These may be newer companies or established companies of any capitalization range that the Fund’s Sub-Adviser, OppenheimerFunds, Inc. (“OFI”) believes may appreciate in value over the long term.

OFI looks for growth companies with stock prices that it believes are reasonable in relation to overall stock market valuations. OFI focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Fund’s portfolio among industries and market sectors. Currently, OFI looks for:

•	Companies with above-average growth potential,

•	Companies with increasing earnings momentum and a history of positive earnings growth,

•	Stocks with reasonable valuations relative to their growth potential,

•	Companies with the potential for positive earnings surprises, and

•	Growth rates that OFI believes are sustainable over time.

OFI may sell companies from the Fund that it believes no longer meet the above criteria. The Fund currently does not expect to have more than 35% of its assets invested in foreign securities, although it has the ability to invest in them without limit.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 12.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Annual Performance

The Fund began operations December 31, 2004, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.17%
Total Annual Fund Operating Expenses	.82%

Expense Reimbursement(2)	–
Net Fund Expenses(3)	.82%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  8  –

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class Y	$84	$262

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Capital Appreciation Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 29.01% for the quarter ended December 31, 1999 and the lowest was -19.85% for the quarter ended September 30, 2001.

OFI Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2003)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years		Ten Years
OFI Mutual Fund
Class Y*	30.19%		3.51%	12.64%
S&P 500® Index^	28.67%	-	0.57%	11.06%

* Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class listed in the fee table above, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class Y expenses. The performance is of the Oppenheimer Capital Appreciation Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Capital Appreciation Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Capital Appreciation Fund.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  9  –

MassMutual Premier Global Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund invests mainly in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically the Fund invests in a number of different countries.

In selecting securities for the Fund, the Fund’s Sub-Adviser, OppenheimerFunds, Inc. (“OFI”) looks primarily for foreign and U.S. companies with high growth potential. OFI uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part.

OFI considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. OFI currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

•	Stocks of small-, medium- and large-cap growth-oriented companies worldwide,

•	Companies that stand to benefit from global growth trends,

•	Businesses with strong competitive positions and high demand for their products or services, and

•	Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, OFI considers the effect of worldwide trends on the growth of various business sectors. The trends, or global “themes,” currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 12.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Annual Performance

The Fund began operations December 31, 2004, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

Class Y
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.80%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.23%
Total Annual Fund Operating Expenses	1.03%

Expense Reimbursement(2)	–
Net Fund Expenses(3)	1.03%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2006. The agreement cannot be terminated unilaterally by MassMutual.

–  10  –

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class Y	$105	$328

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Global Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 36.51% for the quarter ended December 31, 1999 and the lowest was -18.20% for the quarter ended September 30, 2002.

OFI Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2003)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
OFI Mutual Fund
Class Y*	43.78%	10.25%	11.63%
MSCI World Index^	33.76%	-0.39%	7.58%

*Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s Y share class listed in the fee table above, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class Y expenses. The performance is of the Oppenheimer Global Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Global Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Global Fund.

^The Morgan Stanley Capital International, Inc. (MSCI) World Index is an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  11  –

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks”. These Principal Risks are summarized in this section. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

•	Market Risk – Bond Funds

All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. The Strategic Income Fund is subject to market risk because it invests some or all of its assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a specified interest rate over a predetermined period. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Fund will likely fall. If interest rates fall, most securities held by the Fund paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is the average of the periods remaining for payments of principal and interest on the Fund’s debt securities, weighted by the dollar amount of each payment. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

•	Market Risk – Equity Funds

The Main Street Fund, Capital Appreciation Fund and Global Fund are subject to market risk. Market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions.

These Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•	Credit Risk. All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the Strategic Income Fund to the extent it invests in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater risks of loss of income and principal than investment grade securities. The Funds may invest in foreign debt securities and, accordingly, are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations”. Those sections also include more information about the funds, their investments and the related risks.

–  12  –

•	Management Risk. All the Funds are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other Funds with similar investment objectives. Each Fund’s investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each Fund’s investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

•	Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. The interest rate risk described above may be compounded for the Strategic Income Fund to the extent it invests to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. The Fund is also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

•	Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk. Accordingly, the Strategic Income Fund, Capital Appreciation Fund and Global Fund may be subject to liquidity risk.

•	Derivative Risk. All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Funds may sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund’s use of derivatives may affect the timing and amount of taxes payable by shareholders.

•	Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated.

The Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•

Emerging Markets Risk.  The Strategic Income Fund and Global Fund may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments are consistent with the Fund’s investment objectives and policies. Emerging markets are

–  13  –

generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•	Currency Risk. The Strategic Income Fund, Capital Appreciation Fund and Global Fund are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.
•	Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Capital Appreciation Fund and Global Fund generally have the greatest exposure to this risk.

•	Growth Company Risk. Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. The Capital Appreciation Fund and Global Fund generally have the greatest exposure to this risk. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. The Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

–  14  –

About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”), located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of September 30, 2004, MassMutual, together with its subsidiaries, had assets under management in excess of $300 billion.

MassMutual contracts with the Sub-Advisers described below to help manage the Funds. MassMutual will be paid an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .55% for the Strategic Income Fund, .65% for the Main Street Fund, .65% for the Capital Appreciation Fund and .80% for the Global Fund.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee ranges for Class Y shares of the Funds are .15% to .21%.

OppenheimerFunds, Inc. (“OFI”), located at 2 World Financial Center, 225 Liberty Street, New York, New York 10281, manages the investments of each Fund. OFI is a majority owned, indirect subsidiary of MassMutual. Together with its controlled affiliates, as of December 31, 2003, OFI managed assets of more than $150 billion.

Arthur P. Steinmetz

is the portfolio manager of the Strategic Income Fund. Mr. Steinmetz is a Senior Vice President of OFI. Prior to joining OFI in 1986, Mr. Steinmetz was an Analyst with PaineWebber where his responsibilities dealt with derivative securities.

Nikolaos Monoyios

is a portfolio manager of the Main Street Fund. Mr. Monoyios is a Vice President of OFI . Prior to joining OFI in 1998, Mr. Monoyios was a portfolio manager at Guardian Investor Services, the investment management subsidiary of The Guardian Life Insurance Company.

Marc Reinganum

is a portfolio manager of the Main Street Fund. Dr. Reinganum is a Vice President of OFI. Prior to joining OFI in September 2002, Dr. Reinganum was the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University since 1995. At Southern Methodist University he also served as the Director of the Finance Institute, Chairman of the Finance Department, President of the Faculty at the Cox School of Business and member of the Board of Trustee Investment Committee.

Jane Putnam

is the portfolio manager of the Capital Appreciation Fund. Ms. Putnam is a Vice President of OFI and has been with OFI since May 1994. Previously, she was a portfolio manager and equity research analyst for Chemical Bank.

William L. Wilby

is a portfolio manager of the Global Fund. Mr. Wilby is a Senior Vice President, Senior Investment Officer and Director of International Equities of OFI. He is a Chartered Financial Analyst with over 22 years of asset management experience. Mr. Wilby has been a Senior Vice President of OFI since 1994 and also manages other funds for OFI. Before joining OFI in 1991, Mr. Wilby was an International Investment Strategist at Brown Brothers Harriman & Co. Prior to Brown Brothers, he was a Managing Director and Portfolio Manager at AIG Global Investors. He joined AIG from Northern Trust Bank in Chicago, where he was an International Pension Manager. Before beginning his Portfolio Management career, Mr. Wilby was an International Financial Economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago.

–  15  –

Rajeev Bhaman

is a portfolio manager of the Global Fund. Mr. Bhaman, a Chartered Financial Analyst, has been a Vice President of OFI since 1996. Prior to joining the Global Equity Investment team at OFI in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales.

–  16  –

About the Classes of Shares – Multiple Class Information

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-743-5274 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 Plan will bear the expense of the payments that would be made pursuant to that 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts. Class Y shares of the Funds may also be purchased by the following Eligible Purchasers:

Class Y Shares

Eligible Purchasers.  Class Y shares may be purchased by:

•	Non-qualified deferred compensation plans;

•	Registered mutual funds and collective trust funds;

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $5 million; and

•	Other institutional investors with assets generally in excess of $5 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class Y shares.

Shareholder and Distribution Fees.  The Class Y shares are 100% no load, so you pay no fees (sales loads) when you buy or sell Class Y shares. Therefore, 100% of an investor’s money is invested in the Fund or Funds of its choice. Class Y shares do not have any Rule 12b-1 service or distribution fees.

Compensation to Intermediaries

MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class Y shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class Y shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class Y shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Where Class Y shares are sold in connection with nonqualified deferred compensation plans where the employer sponsor has an administrative services agreement with MassMutual or its affiliate, additional compensation may be paid as determined by MassMutual from time to time according to established criteria. As of the date of this Prospectus, aggregate annual compensation in such cases does not exceed .50%. Annual compensation paid on account of Class Y shares will be paid quarterly, in arrears.

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Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value (“NAV”) plus any initial sales charge that applies. The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open (“Business Day”). Your purchase order will be priced at the next NAV calculated after the order is received and accepted by the transfer agent, MassMutual or another intermediary. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received and accepted. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into the Global Fund, however, will not be accepted if received by the transfer agent, MassMutual or another intermediary after the earlier of 2:30 p.m. Eastern Time or the market close, on any Business Day. Furthermore, exchange requests involving a purchase into the Global Fund will not be accepted if you have already made a purchase followed by a redemption involving the Fund within the last 30 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;
•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Purchases and exchanges of shares of the Fund should be made for investment purposes only. Excessive trading and/or market timing activity involving the Fund can disrupt the management of the Fund. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by the Fund or MassMutual, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

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The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

Determining Net Asset Value

The Trust calculates the Net Asset Value (“NAV”) of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund’s assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class.

Each Fund’s assets are valued based on market value of the Fund’s total portfolio. Securities are typically valued on the basis of valuations furnished by a pricing service. However, valuation methods approved by the Fund’s Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, for each of the Trust’s foreign funds, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Fund’s valuation methods are more fully described in the Statement of Additional Information.

How to Invest

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors that do not receive preferential tax treatment are subject to Federal income taxes on distributions received in respect of their shares. Distributions of the Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares and regardless of how long the investor has owned shares of the Fund. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the

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hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long- term holdings will distribute largely capital gain dividends. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2008. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For each Fund distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from the exchange or redemption of an investor’s shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds other than the Global Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of the Global Fund, however, may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Shareholders should consult their tax adviser for more information on their own tax situation, including possible state, local and foreign taxes.

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ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. This 33% limitation is pursuant to Board approved guidelines and may be increased up to 100% pursuant to the Fund’s fundamental investment restrictions should the Board revise its guidelines. More information regarding the Fund’s fundamental investment restrictions can be found in the Fund’s Statement of Additional Information. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds’ custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

•	to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses; and

•	to manage a Fund’s exposure to changing securities prices.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio.

(1)

Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are

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negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund’s Sub-Adviser deems it appropriate to do so.

(2)	Currency Transactions – The Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s Sub-Adviser may not have the skills needed to manage these strategies.

Therefore, there is no assurance that hedging instruments and derivatives will assist the Fund in achieving its investment objective. As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, the Strategic Income Fund can buy “structured” notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note. The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore the Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or to sell its investment quickly at an acceptable price.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs. The aggregate value of the securities underlying the options written by a Fund may not exceed 25% of the Fund’s total assets.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, these Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

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The Funds may also enter into stock index futures contracts and foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board- approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund’s Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and

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can reduce a Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, a Fund’s Sub-Adviser may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause a Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Industry Concentration

A Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exception:

(1)	There is no limitation for U.S. Government Securities.

Zero-Coupon and “Stripped” Securities

The Strategic Income Fund can buy government and corporate zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. The Fund can invest up to 50% of its total assets in zero-coupon securities issued by either the U.S. government or U.S. companies. The Fund also can buy “stripped” securities that are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages and changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings quickly at an acceptable price.

Participation Interests in Loans

These securities represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. The loans may be to foreign or U.S. companies. They are subject to the risk of default by the borrower as well as credit risks of the servicing agent of the participation interest, which can cause the Strategic Income Fund to lose money on its investment. The Fund can also buy interests in trusts and other entities that hold loan obligations. In that case the Fund will be subject to the trust’s credit risks. The Fund does not invest more than 5% of its net assets in participation interests of any one borrower.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage- backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

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The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as

–  25  –

those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Certain Debt Securities

While the Funds may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Funds may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Changes to Investment Objectives

Except for policies identified as “fundamental” in this Prospectus or the Statement of Additional Information, the Trustees may change the investment objective and policies of a Fund without shareholder approval. Any such changes may result in a Fund having an investment objective and policies different from the objective and policies that you considered appropriate when you invested in the Fund. A Fund will notify you of any changes in its investment objectives of policies through a revised prospectus or other written communication.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

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MASSMUTUAL PREMIER FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports when they become available and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Premier Funds:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Premier Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Fund from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-08690.

MASSMUTUAL PREMIER FUNDS

This Prospectus describes Class A shares of the following Funds:

Fixed Income	Sub-Advised by:
MassMutual Premier Strategic Income Fund	OppenheimerFunds, Inc.

Large Cap Blend
MassMutual Premier Main Street Fund	OppenheimerFunds, Inc.

Large Cap Growth
MassMutual Premier Capital Appreciation Fund	OppenheimerFunds, Inc.

International
MassMutual Premier Global Fund	OppenheimerFunds, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

December 31, 2004

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Summary Information

The MassMutual Premier Funds (the “Trust”) provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 12.

•	Fees and Expenses.

Past Performance is not an indication of future performance.  There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

Important Note about performance information for the Funds.

Performance information provided is based on a mutual fund managed by the Sub-Adviser with substantially similar investment objectives, policies and investment strategies as the particular Fund. The Performance Charts for the Sub-Adviser reflect the Sub-Adviser’s mutual fund performance, adjusted for class specific expenses of the particular Fund. The Performance Charts do not show Fund performance and do not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee tables shown on the following pages under “Expense Information” are meant to assist you in understanding these fees and expenses. Each fee table shows, in addition to any shareholder fees, a Fund’s “Annual Fund Operating Expenses.” These costs are deducted from a Fund’s assets, which means you pay them indirectly.

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MassMutual Premier Strategic Income Fund

Investment Objective

The Fund seeks high current income by investing mainly in fixed income debt securities.

Principal Investment Strategies and Risks

The Fund invests mainly in debt securities of issuers in three market sectors: foreign governments and companies, U.S. government securities and lower-rated high-yield securities of U.S. and foreign companies (commonly called “junk bonds”). These debt securities typically include:

•	foreign government and U.S. government bonds and notes,

•	collateralized mortgage obligations (CMOs),

•	other mortgage-related securities and asset-backed securities,

•	participation interests in loans,

•	“structured” notes,

•	lower-grade, high-yield domestic and foreign corporate debt obligations, and

•	“zero-coupon” or “stripped” securities.

Under normal market conditions, the Fund invests in each of these three market sectors. However, the Fund is not required to invest in all three sectors at all times, and the amount of its assets in each of the three sectors will vary over time. The Fund can invest up to 100% of its assets in any one sector at any time, if the Funds Sub-Adviser, OppenheimerFunds, Inc. (“OFI”), believes that the Fund can achieve its objective without undue risk. The Fund can invest in issuers in any market capitalization range – large-cap, mid-cap and small-cap, and can buy securities having short-, medium-, or long-term maturities.

The Fund’s foreign investments can include debt securities of issuers in developed markets and emerging markets. The Fund also uses derivative investments for hedging purposes or to seek higher investment returns. These include options, futures, forward contracts, CMOs and “structured” notes.

In selecting securities to buy or sell for the Fund, OFI analyzes the overall investment opportunities and risks among the three sectors in which the Fund invests. OFI’s overall strategy is to build a broadly- diversified portfolio of debt securities to help moderate the special risks of investing in high-yield debt securities and foreign securities. The Fund may try to take advantage of any lack of correlation in the movement of securities prices among the three sectors from time to time. When buying or selling securities, OFI currently focuses on the factors below (some of which may vary in particular cases and may change over time), looking for:

•	Securities offering high current income,

•	Overall portfolio diversification by seeking securities whose market prices tend to move in different directions, and

•	Relative values among the three major market sectors in which the Fund invests.

OFI may sell securities from the portfolio when the analytics underlying the factors discussed above no longer appear favorable to the Fund. The Fund’s diversification strategies, both with respect to securities in different sectors, and securities issued by different companies and governments, are intended to help reduce the volatility of the Fund’s share prices while seeking current income.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 12.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Annual Performance

The Fund began operations December 31, 2004, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	4.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

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Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.55%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(1)	.36%
Total Annual Fund Operating Expenses	1.16%

Expense Reimbursement(2)	–
Net Fund Expenses(3)	1.16%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$588	$826

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Strategic Income Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 6.54% for the quarter ended June 30, 2003 and the lowest was -3.46% for the quarter ended September 30, 1998.

OFI Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
OFI Mutual Fund
Class A*	13.91%	5.90%	6.11%
Lehman Brothers Aggregate Bond Index^	4.11%	6.62%	6.95%
Citigroup World Government Bond Index^^	14.91%	5.75%	6.79%

*Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class listed in the fee table above, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class A expenses. The performance is of the Oppenheimer Strategic Income Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Strategic Income Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Strategic Income Fund.

^The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^The Citigroup World Government Bond Index is an unmanaged index of debt securities of major foreign government bond markets. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Premier Main Street Fund

Investment Objective

The Fund seeks a high total return.

Principal Investment Strategies and Risks

The Fund currently invests mainly in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. It also can buy debt securities, such as bonds and debentures, but does not currently emphasize these investments.

In selecting securities for purchase or sale by the Fund, the Fund’s Sub-Adviser, OppenheimerFunds, Inc. (“OFI”) uses an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the selection process currently involves the use of:

•	Multi-factor quantitative models: These include a group of “top-down” models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by market capitalization (small, mid, or large), industries, and value or growth styles. A group of “bottom-up” models helps to rank stocks in a universe typically including 3000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.

•	Fundamental research: OFI uses internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.

•	Judgment: The portfolio is then continuously rebalanced by OFI using the tools described above.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk and Leveraging Risk.

These Risks are described beginning on page 12.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Annual Performance

The Fund began operations December 31, 2004, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(1)	.33%
Total Annual Fund Operating Expenses	1.23%

Expense Reimbursement(2)	–
Net Fund Expenses(3)	1.23%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

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Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$694	$943

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Main Street Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 22.05% for the quarter ended December 31, 1998 and the lowest was -16.62% for the quarter ended September 30, 2002.

OFI Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years		Ten Years
OFI Mutual Fund
Class A*	19.64%	-	1.73%	8.00%
S&P 500® Index^	28.67%	-	0.57%	11.06%

*Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class listed in the fee table above, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class A expenses. The performance is of the Oppenheimer Main Street Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Main Street Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Main Street Fund.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Premier Capital Appreciation Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund invests mainly in common stocks of “growth companies.” These may be newer companies or established companies of any capitalization range that the Fund’s Sub-Adviser, OppenheimerFunds, Inc. (“OFI”) believes may appreciate in value over the long term.

OFI looks for growth companies with stock prices that it believes are reasonable in relation to overall stock market valuations. OFI focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Fund’s portfolio among industries and market sectors. Currently, OFI looks for:

•	Companies with above-average growth potential,

•	Companies with increasing earnings momentum and a history of positive earnings growth,

•	Stocks with reasonable valuations relative to their growth potential,

•	Companies with the potential for positive earnings surprises, and

•	Growth rates that OFI believes are sustainable over time.

OFI may sell companies from the Fund that it believes no longer meet the above criteria. The Fund currently does not expect to have more than 35% of its assets invested in foreign securities, although it has the ability to invest in them without limit.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 12.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Annual Performance

The Fund began operations December 31, 2004, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	(1)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(1)	.32%
Total Annual Fund Operating Expenses	1.22%

Expense Reimbursement(2)	(.13%)
Net Fund Expenses(3)	1.09%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

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Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$680	$926

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Capital Appreciation Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 28.95% for the quarter ended December 31, 1999 and the lowest was -19.91% for the quarter ended September 30, 2001.

OFI Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2003)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years		Ten Years
OFI Mutual Fund
Class A*	22.45%		2.02%	11.70%
S&P 500® Index^	28.67%	-	0.57%	11.06%

* Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class listed in the fee table above, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class A expenses. The performance is of the Oppenheimer Capital Appreciation Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Capital Appreciation Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Capital Appreciation Fund.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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MassMutual Premier Global Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund invests mainly in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically the Fund invests in a number of different countries.

In selecting securities for the Fund, the Fund’s Sub-Adviser, OppenheimerFunds, Inc. (“OFI”) looks primarily for foreign and U.S. companies with high growth potential. OFI uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part.

OFI considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. OFI currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

•	Stocks of small-, medium- and large-cap growth-oriented companies worldwide,

•	Companies that stand to benefit from global growth trends,

•	Businesses with strong competitive positions and high demand for their products or services, and

•	Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, OFI considers the effect of worldwide trends on the growth of various business sectors. The trends, or global “themes,” currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 12.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Annual Performance

The Fund began operations December 31, 2004, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None(1)

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

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Class A
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.80%
Distribution and Service (Rule 12b-1) Fees	.25%
Other Expenses(1)	.38%
Total Annual Fund Operating Expenses	1.43%

Expense Reimbursement(2)	–
Net Fund Expenses(3)	1.43%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$713	$1,002

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Global Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 36.42% for the quarter ended December 31, 1999 and the lowest was -18.31% for the quarter ended September 30, 2002.

OFI Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2003)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
OFI Mutual Fund
Class A*	35.13%	8.54%	10.56%
MSCI World Index^	33.76%	-0.39%	7.58%

*Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s A share class listed in the fee table above, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class A expenses. The performance is of the Oppenheimer Global Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Global Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Global Fund.

^The Morgan Stanley Capital International, Inc. (MSCI) World Index is an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks”. These Principal Risks are summarized in this section. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

•	Market Risk – Bond Funds

All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. The Strategic Income Fund is subject to market risk because it invests some or all of its assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a specified interest rate over a predetermined period. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Fund will likely fall. If interest rates fall, most securities held by the Fund paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is the average of the periods remaining for payments of principal and interest on the Fund’s debt securities, weighted by the dollar amount of each payment. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

•	Market Risk – Equity Funds

The Main Street Fund, Capital Appreciation Fund and Global Fund are subject to market risk. Market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions.

These Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•	Credit Risk. All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the Strategic Income Fund to the extent it invests in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater risks of loss of income and principal than investment grade securities. The Funds may invest in foreign debt securities and, accordingly, are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations”. Those sections also include more information about the funds, their investments and the related risks.

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•	Management Risk. All the Funds are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other Funds with similar investment objectives. Each Fund’s investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each Fund’s investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

•	Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. The interest rate risk described above may be compounded for the Strategic Income Fund to the extent it invests to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. The Fund is also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

•	Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk. Accordingly, the Strategic Income Fund, Capital Appreciation Fund and Global Fund may be subject to liquidity risk.

•	Derivative Risk. All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Funds may sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund’s use of derivatives may affect the timing and amount of taxes payable by shareholders.

•	Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated.

The Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•

Emerging Markets Risk.  The Strategic Income Fund and Global Fund may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments are consistent with the Fund’s investment objectives and policies. Emerging markets are

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generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•	Currency Risk. The Strategic Income Fund, Capital Appreciation Fund and Global Fund are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•	Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Capital Appreciation Fund and Global Fund generally have the greatest exposure to this risk.

•	Growth Company Risk. Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. The Capital Appreciation Fund and Global Fund generally have the greatest exposure to this risk. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. The Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

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About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”), located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of September 30, 2004, MassMutual, together with its subsidiaries, had assets under management in excess of $300 billion.

MassMutual contracts with the Sub-Advisers described below to help manage the Funds. MassMutual will be paid an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .55% for the Strategic Income Fund, .65% for the Main Street Fund, .65% for the Capital Appreciation Fund and .80% for the Global Fund.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee ranges for Class A shares of the Funds are .30% to .36%.

OppenheimerFunds, Inc. (“OFI”), located at 2 World Financial Center, 225 Liberty Street, New York, New York 10281, manages the investments of each Fund. OFI is a majority owned, indirect subsidiary of MassMutual. Together with its controlled affiliates, as of December 31, 2003, OFI managed assets of more than $150 billion.

Arthur P. Steinmetz

is the portfolio manager of the Strategic Income Fund. Mr. Steinmetz is a Senior Vice President of OFI. Prior to joining OFI in 1986, Mr. Steinmetz was an Analyst with PaineWebber where his responsibilities dealt with derivative securities.

Nikolaos Monoyios

is a portfolio manager of the Main Street Fund. Mr. Monoyios is a Vice President of OFI . Prior to joining OFI in 1998, Mr. Monoyios was a portfolio manager at Guardian Investor Services, the investment management subsidiary of The Guardian Life Insurance Company.

Marc Reinganum

is a portfolio manager of the Main Street Fund. Dr. Reinganum is a Vice President of OFI. Prior to joining OFI in September 2002, Dr. Reinganum was the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University since 1995. At Southern Methodist University he also served as the Director of the Finance Institute, Chairman of the Finance Department, President of the Faculty at the Cox School of Business and member of the Board of Trustee Investment Committee.

Jane Putnam

is the portfolio manager of the Capital Appreciation Fund. Ms. Putnam is a Vice President of OFI and has been with OFI since May 1994. Previously, she was a portfolio manager and equity research analyst for Chemical Bank.

William L. Wilby

is a portfolio manager of the Global Fund. Mr. Wilby is a Senior Vice President, Senior Investment Officer and Director of International Equities of OFI. He is a Chartered Financial Analyst with over 22 years of asset management experience. Mr. Wilby has been a Senior Vice President of OFI since 1994 and also manages other funds for OFI. Before joining OFI in 1991, Mr. Wilby was an International Investment Strategist at Brown Brothers Harriman & Co. Prior to Brown Brothers, he was a Managing Director and Portfolio Manager at AIG Global Investors. He joined AIG from Northern Trust Bank in Chicago, where he was an International Pension Manager. Before beginning his Portfolio Management career, Mr. Wilby was an International Financial Economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago.

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Rajeev Bhaman

is a portfolio manager of the Global Fund. Mr. Bhaman, a Chartered Financial Analyst, has been a Vice President of OFI since 1996. Prior to joining the Global Equity Investment team at OFI in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales.

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About the Classes of Shares – Multiple Class Information

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-743-5274 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 Plan will bear the expense of the payments that would be made pursuant to that 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts. Class A shares of the Funds may also be purchased by the following Eligible Purchasers:

Class A Shares

Eligible Purchasers.  Class A shares may be purchased by:

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans;

•	Individual retirement accounts described in Code Section 408; and

•	Other institutional investors, nonqualified deferred compensation plans and voluntary employees’ beneficiary associations described in Code Section 501(c)(9).

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class A shares. There is no minimum plan or institutional investor size to purchase Class A shares.

Class A shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Funds, MassMutual and its affiliates and retirement plans established by them for their employees.

Distribution and Service (Rule 12b-1) Fees.  Class A shares are sold at net asset value per share plus an initial sales charge. The Funds have adopted Rule 12b-1 Plans for Class A shares of the Funds. Under the Class A Plans, each Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of that Fund’s average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Services fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses.

Compensation under the Plans for service fees will be paid to MassMutual, through MML Distributors, LLC (the “Distributor”), and compensation under the Plans for distribution fees will be paid to the Distributor. MassMutual and the Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to the

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brokers or other intermediaries. MassMutual may pay any Class A 12b-1 service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual will pay the service fees on a quarterly basis.

Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A shares and may cost you more than other types of sales charges.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class A shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class A shares, including any advance of 12b-1 service fees by MassMutual, may be only 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class A shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class A shares will be based on criteria established by MassMutual. Compensation paid by the Funds to brokers or other intermediaries for providing services on account of Class A shares is described above under “Distribution and Service (Rule 12b-1) Fees”. Where Class A shares are sold in connection with nonqualified deferred compensation plans where the employer sponsor has an administrative services agreement with MassMutual or its affiliate, additional compensation may be paid as determined by MassMutual from time to time according to established criteria. As of the date of this Prospectus, aggregate annual compensation in such cases does not exceed .50%. Annual compensation paid on account of Class A shares will be paid quarterly, in arrears.

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Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value (“NAV”) plus any initial sales charge that applies. The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open (“Business Day”). Your purchase order will be priced at the next NAV calculated after the order is received and accepted by the transfer agent, MassMutual or another intermediary. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received and accepted. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into the Global Fund, however, will not be accepted if received by the transfer agent, MassMutual or another intermediary after the earlier of 2:30 p.m. Eastern Time or the market close, on any Business Day. Furthermore, exchange requests involving a purchase into the Global Fund will not be accepted if you have already made a purchase followed by a redemption involving the Fund within the last 30 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;
•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Purchases and exchanges of shares of the Fund should be made for investment purposes only. Excessive trading and/or market timing activity involving the Fund can disrupt the management of the Fund. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by the Fund or MassMutual, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

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The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

Initial Sales Charges

Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

Front-End Sales Charge (As a Percentage of Offering Price) / Front-End Sales Charge (As a Percentage of Net Amount Invested)/Concession (As a Percentage of Offering Price) for Different Purchase Amounts:
Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond
Less than $25,000	5.75%/ 6.10%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$25,000-$49,999	5.50%/ 5.82%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$50,000-$99,999	4.75%/ 4.99%/ 4.00%	4.50%/ 4.71%/ 3.75%	3.50%/ 3.63%/ 3.00%
$100,000-$249,999	3.75%/ 3.90%/ 3.00%	3.50%/ 3.63%/ 2.75%	3.00%/ 3.09%/ 2.50%
$250,000-$499,999	2.50%/ 2.56%/ 2.00%	2.00%/ 2.04%/ 2.25%	2.50%/ 2.56%/ 2.00%
$500,000-$999,999	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.50%
$1,000,000 or more	None/ None/ 1.00%	None/ None/ 1.00%	None/ None/ .50%

A reduced sales charge rate may be obtained for Class A shares under the Funds’ “Rights of Accumulation” because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.

To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:

•	Current purchases of Class A shares of more than one Fund subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and

•	Class A shares of Funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased Funds.

The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares and inform your broker-dealer or other financial intermediary of Class A shares of any other Funds that you own. Information regarding reduced sales charges can be found on the MassMutual website at http://www.massmutual.com/retire.

There is an initial sales charge on the purchase of Class A shares of each of the MassMutual Premier Funds except the Money Market Fund.

Contingent Deferred Sales Charges

There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0% or .50% of purchases of $1 million or more as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a

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waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request).

All contingent deferred sales charges will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in net asset value over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described on the following page.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and

2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

Waivers of Class A Initial Sales Charges

The Class A sales charges will be waived for shares purchased in the following types of transactions:

•	Purchases into insurance company separate investment accounts.

•	Purchases into Retirement Plans or other employee benefit plans.

•	Purchases of Class A shares aggregating $1 million or more.

•	Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, MassMutual and its affiliates.

Waivers of Class A Contingent Deferred Sales Charges

The Class A contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.	Waivers for Redemptions in Certain Cases.

The Class A contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.

•	Redemptions from Retirement Plans or other employee benefit plans.

•	Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

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•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•	Redemptions of Class A shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

B.	Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A shares sold or issued in the following cases:

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]’’) of the Fund, MassMutual and its affiliates.

[1]	The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

Determining Net Asset Value

The Trust calculates the Net Asset Value (“NAV”) of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund’s assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class.

Each Fund’s assets are valued based on market value of the Fund’s total portfolio. Securities are typically valued on the basis of valuations furnished by a pricing service. However, valuation methods approved by the Fund’s Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, for each of the Trust’s foreign funds, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Fund’s valuation methods are more fully described in the Statement of Additional Information.

How to Invest

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not

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attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors that do not receive preferential tax treatment are subject to Federal income taxes on distributions received in respect of their shares. Distributions of the Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares and regardless of how long the investor has owned shares of the Fund. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long- term holdings will distribute largely capital gain dividends. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2008. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For each Fund distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from the exchange or redemption of an investor’s shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds other than the Global Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of the Global Fund, however, may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Shareholders should consult their tax adviser for more information on their own tax situation, including possible state, local and foreign taxes.

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ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. This 33% limitation is pursuant to Board approved guidelines and may be increased up to 100% pursuant to the Fund’s fundamental investment restrictions should the Board revise its guidelines. More information regarding the Fund’s fundamental investment restrictions can be found in the Fund’s Statement of Additional Information. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds’ custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

•	to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses; and

•	to manage a Fund’s exposure to changing securities prices.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio.

(1)

Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are

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negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund’s Sub-Adviser deems it appropriate to do so.

(2)	Currency Transactions – The Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s Sub-Adviser may not have the skills needed to manage these strategies.

Therefore, there is no assurance that hedging instruments and derivatives will assist the Fund in achieving its investment objective. As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, the Strategic Income Fund can buy “structured” notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note. The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore the Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or to sell its investment quickly at an acceptable price.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs. The aggregate value of the securities underlying the options written by a Fund may not exceed 25% of the Fund’s total assets.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, these Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against

–  25  –

increases in the dollar cost of securities to be acquired.

The Funds may also enter into stock index futures contracts and foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board- approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund’s Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and

–  26  –

can reduce a Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, a Fund’s Sub-Adviser may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause a Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Industry Concentration

A Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exception:

(1)	There is no limitation for U.S. Government Securities.

Zero-Coupon and “Stripped” Securities

The Strategic Income Fund can buy government and corporate zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. The Fund can invest up to 50% of its total assets in zero-coupon securities issued by either the U.S. government or U.S. companies. The Fund also can buy “stripped” securities that are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal- only mortgage-related securities are also very sensitive to prepayments of underlying mortgages and changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings quickly at an acceptable price.

Participation Interests in Loans

These securities represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. The loans may be to foreign or U.S. companies. They are subject to the risk of default by the borrower as well as credit risks of the servicing agent of the participation interest, which can cause the Strategic Income Fund to lose money on its investment. The Fund can also buy interests in trusts and other entities that hold loan obligations. In that case the Fund will be subject to the trust’s credit risks. The Fund does not invest more than 5% of its net assets in participation interests of any one borrower.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage- backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

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The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial

–  28  –

institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Certain Debt Securities

While the Funds may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Funds may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Changes to Investment Objectives

Except for policies identified as “fundamental” in this Prospectus or the Statement of Additional Information, the Trustees may change the investment objective and policies of a Fund without shareholder approval. Any such changes may result in a Fund having an investment objective and policies different from the objective and policies that you considered appropriate when you invested in the Fund. A Fund will notify you of any changes in its investment objectives of policies through a revised prospectus or other written communication.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

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MASSMUTUAL PREMIER FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports when they become available and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Premier Funds:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Premier Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Fund from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-08690.

MASSMUTUAL PREMIER FUNDS

This Prospectus describes Class L shares of the following Funds:

Fixed Income	Sub-Advised by:
MassMutual Premier Strategic Income Fund	OppenheimerFunds, Inc.

Large Cap Blend
MassMutual Premier Main Street Fund	OppenheimerFunds, Inc.

Large Cap Growth
MassMutual Premier Capital Appreciation Fund	OppenheimerFunds, Inc.

International
MassMutual Premier Global Fund	OppenheimerFunds, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

December 31, 2004

–  1  –

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Summary Information

The MassMutual Premier Funds (the “Trust”) provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 12.

•	Fees and Expenses.

Past Performance is not an indication of future performance.  There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

Important Note about performance information for the Funds.

Performance information provided is based on a mutual fund managed by the Sub-Adviser with substantially similar investment objectives, policies and investment strategies as the particular Fund. The Performance Charts for the Sub-Adviser reflect the Sub-Adviser’s mutual fund performance, adjusted for class specific expenses of the particular Fund. The Performance Charts do not show Fund performance and do not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee tables shown on the following pages under “Expense Information” are meant to assist you in understanding these fees and expenses. Each fee table shows a Fund’s “Annual Fund Operating Expenses.” These costs are deducted from a Fund’s assets, which means you pay them indirectly.

–  3  –

MassMutual Premier Strategic Income Fund

Investment Objective

The Fund seeks high current income by investing mainly in fixed income debt securities.

Principal Investment Strategies and Risks

The Fund invests mainly in debt securities of issuers in three market sectors: foreign governments and companies, U.S. government securities and lower-rated high-yield securities of U.S. and foreign companies (commonly called “junk bonds”). These debt securities typically include:

•	foreign government and U.S. government bonds and notes,

•	collateralized mortgage obligations (CMOs),

•	other mortgage-related securities and asset-backed securities,

•	participation interests in loans,

•	“structured” notes,

•	lower-grade, high-yield domestic and foreign corporate debt obligations, and

•	“zero-coupon” or “stripped” securities.

Under normal market conditions, the Fund invests in each of these three market sectors. However, the Fund is not required to invest in all three sectors at all times, and the amount of its assets in each of the three sectors will vary over time. The Fund can invest up to 100% of its assets in any one sector at any time, if the Funds Sub-Adviser, OppenheimerFunds, Inc. (“OFI”), believes that the Fund can achieve its objective without undue risk. The Fund can invest in issuers in any market capitalization range – large-cap, mid-cap and small-cap, and can buy securities having short-, medium-, or long-term maturities.

The Fund’s foreign investments can include debt securities of issuers in developed markets and emerging markets. The Fund also uses derivative investments for hedging purposes or to seek higher investment returns. These include options, futures, forward contracts, CMOs and “structured” notes.

In selecting securities to buy or sell for the Fund, OFI analyzes the overall investment opportunities and risks among the three sectors in which the Fund invests. OFI’s overall strategy is to build a broadly-diversified portfolio of debt securities to help moderate the special risks of investing in high-yield debt securities and foreign securities. The Fund may try to take advantage of any lack of correlation in the movement of securities prices among the three sectors from time to time. When buying or selling securities, OFI currently focuses on the factors below (some of which may vary in particular cases and may change over time), looking for:

•	Securities offering high current income,

•	Overall portfolio diversification by seeking securities whose market prices tend to move in different directions, and

•	Relative values among the three major market sectors in which the Fund invests.

OFI may sell securities from the portfolio when the analytics underlying the factors discussed above no longer appear favorable to the Fund. The Fund’s diversification strategies, both with respect to securities in different sectors, and securities issued by different companies and governments, are intended to help reduce the volatility of the Fund’s share prices while seeking current income.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 12.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Annual Performance

The Fund began operations December 31, 2004, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  4  –

Expense Information

	Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.55%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.36%
Total Annual Fund Operating Expenses	.91%

Expense Reimbursement(2)	(.02%	)
Net Fund Expenses(3)	.89%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class L	$91	$288

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Strategic Income Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 6.60% for the quarter ended June 30, 2003 and the lowest was -3.39% for the quarter ended September 30, 1998.

OFI Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
OFI Mutual Fund
Class L*	19.86%	7.20%	6.90%
Lehman Brothers Aggregate Bond Index^	4.11%	6.62%	6.95%
Citigroup World Government Bond Index^^	14.91%	5.75%	6.79%

*Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class listed in the fee table above, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class L expenses. The performance is of the Oppenheimer Strategic Income Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Strategic Income Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Strategic Income Fund.

^The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^The Citigroup World Government Bond Index is an unmanaged index of debt securities of major foreign government bond markets. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  5  –

MassMutual Premier Main Street Fund

Investment Objective

The Fund seeks a high total return.

Principal Investment Strategies and Risks

The Fund currently invests mainly in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. It also can buy debt securities, such as bonds and debentures, but does not currently emphasize these investments.

In selecting securities for purchase or sale by the Fund, the Fund’s Sub-Adviser, OppenheimerFunds, Inc. (“OFI”) uses an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the selection process currently involves the use of:

•	Multi-factor quantitative models: These include a group of “top-down” models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by market capitalization (small, mid, or large), industries, and value or growth styles. A group of “bottom-up” models helps to rank stocks in a universe typically including 3000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.

•	Fundamental research: OFI uses internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.

•	Judgment: The portfolio is then continuously rebalanced by OFI using the tools described above.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk and Leveraging Risk.

These Risks are described beginning on page 12.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Annual Performance

The Fund began operations December 31, 2004, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.33%
Total Annual Fund Operating Expenses	.98%

Expense Reimbursement(2)	(.05%	)
Net Fund Expenses(3)	.93%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  6  –

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class L	$95	$306

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Main Street Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 22.12% for the quarter ended December 31, 1998 and the lowest was -16.54% for the quarter ended September 30, 2002.

OFI Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years		Ten Years
OFI Mutual Fund
Class L*	27.24%	-	0.26%	8.95%
S&P 500® Index^	28.67%	-	0.57%	11.06%

*Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class listed in the fee table above, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class L expenses. The performance is of the Oppenheimer Main Street Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Main Street Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Main Street Fund.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  7  –

MassMutual Premier Capital Appreciation Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund invests mainly in common stocks of “growth companies.” These may be newer companies or established companies of any capitalization range that the Fund’s Sub-Adviser, OppenheimerFunds, Inc. (“OFI”) believes may appreciate in value over the long term.

OFI looks for growth companies with stock prices that it believes are reasonable in relation to overall stock market valuations. OFI focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Fund’s portfolio among industries and market sectors. Currently, OFI looks for:

•	Companies with above-average growth potential,

•	Companies with increasing earnings momentum and a history of positive earnings growth,

•	Stocks with reasonable valuations relative to their growth potential,

•	Companies with the potential for positive earnings surprises, and

•	Growth rates that OFI believes are sustainable over time.

OFI may sell companies from the Fund that it believes no longer meet the above criteria. The Fund currently does not expect to have more than 35% of its assets invested in foreign securities, although it has the ability to invest in them without limit.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 12.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Annual Performance

The Fund began operations December 31, 2004, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.32%
Total Annual Fund Operating Expenses	.97%

Expense Reimbursement(2)	–
Net Fund Expenses(3)	.97%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

–  8  –

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class L	$99	$309

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Capital Appreciation Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 28.98% for the quarter ended December 31, 1999 and the lowest was -19.88% for the quarter ended September 30, 2001.

OFI Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2003)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years		Ten Years
OFI Mutual Fund
Class L*	30.04%		3.35%	12.48%
S&P 500® Index^	28.67%	-	0.57%	11.06%

* Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class listed in the fee table above, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class L expenses. The performance is of the Oppenheimer Capital Appreciation Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Capital Appreciation Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Capital Appreciation Fund.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  9  –

MassMutual Premier Global Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund invests mainly in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically the Fund invests in a number of different countries.

In selecting securities for the Fund, the Fund’s Sub-Adviser, OppenheimerFunds, Inc. (“OFI”) looks primarily for foreign and U.S. companies with high growth potential. OFI uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part.

OFI considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. OFI currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

•	Stocks of small-, medium- and large-cap growth-oriented companies worldwide,

•	Companies that stand to benefit from global growth trends,

•	Businesses with strong competitive positions and high demand for their products or services, and

•	Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, OFI considers the effect of worldwide trends on the growth of various business sectors. The trends, or global “themes,” currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 12.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Annual Performance

The Fund began operations December 31, 2004, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  10  –

Expense Information

	Class L
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.80%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.38%
Total Annual Fund Operating Expenses	1.18%

Expense Reimbursement(2)	(.04%	)
Net Fund Expenses(3)	1.14%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class L	$116	$370

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Global Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 36.48% for the quarter ended December 31, 1999 and the lowest was -18.23% for the quarter ended September 30, 2002.

OFI Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2003)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
OFI Mutual Fund
Class L*	43.67%	10.13%	11.52%
MSCI World Index^	33.76%	-0.39%	7.58%

*Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s L share class listed in the fee table above, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class L expenses. The performance is of the Oppenheimer Global Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Global Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Global Fund.

^The Morgan Stanley Capital International, Inc. (MSCI) World Index is an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  11  –

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks”. These Principal Risks are summarized in this section. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

•	Market Risk – Bond Funds

All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. The Strategic Income Fund is subject to market risk because it invests some or all of its assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a specified interest rate over a predetermined period. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Fund will likely fall. If interest rates fall, most securities held by the Fund paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is the average of the periods remaining for payments of principal and interest on the Fund’s debt securities, weighted by the dollar amount of each payment. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

•	Market Risk – Equity Funds

The Main Street Fund, Capital Appreciation Fund and Global Fund are subject to market risk. Market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions.

These Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•	Credit Risk. All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the Strategic Income Fund to the extent it invests in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater risks of loss of income and principal than investment grade securities. The Funds may invest in foreign debt securities and, accordingly, are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations”. Those sections also include more information about the funds, their investments and the related risks.

–  12  –

•	Management Risk. All the Funds are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other Funds with similar investment objectives. Each Fund’s investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each Fund’s investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

•	Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. The interest rate risk described above may be compounded for the Strategic Income Fund to the extent it invests to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. The Fund is also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

•	Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk. Accordingly, the Strategic Income Fund, Capital Appreciation Fund and Global Fund may be subject to liquidity risk.

•	Derivative Risk. All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Funds may sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund’s use of derivatives may affect the timing and amount of taxes payable by shareholders.

•	Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated.

The Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•

Emerging Markets Risk.  The Strategic Income Fund and Global Fund may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments are consistent with the Fund’s investment objectives and policies. Emerging markets are

–  13  –

generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•	Currency Risk. The Strategic Income Fund, Capital Appreciation Fund and Global Fund are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•	Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Capital Appreciation Fund and Global Fund generally have the greatest exposure to this risk.

•	Growth Company Risk. Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. The Capital Appreciation Fund and Global Fund generally have the greatest exposure to this risk. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. The Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

–  14  –

About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”), located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of September 30, 2004, MassMutual, together with its subsidiaries, had assets under management in excess of $300 billion.

MassMutual contracts with the Sub-Advisers described below to help manage the Funds. MassMutual will be paid an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .55% for the Strategic Income Fund, .65% for the Main Street Fund, .65% for the Capital Appreciation Fund and .80% for the Global Fund.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee ranges for Class L shares of the Funds are .30% to .36%.

OppenheimerFunds, Inc. (“OFI”), located at 2 World Financial Center, 225 Liberty Street, New York, New York 10281, manages the investments of each Fund. OFI is a majority owned, indirect subsidiary of MassMutual. Together with its controlled affiliates, as of December 31, 2003, OFI managed assets of more than $150 billion.

Arthur P. Steinmetz

is the portfolio manager of the Strategic Income Fund. Mr. Steinmetz is a Senior Vice President of OFI. Prior to joining OFI in 1986, Mr. Steinmetz was an Analyst with PaineWebber where his responsibilities dealt with derivative securities.

Nikolaos Monoyios

is a portfolio manager of the Main Street Fund. Mr. Monoyios is a Vice President of OFI . Prior to joining OFI in 1998, Mr. Monoyios was a portfolio manager at Guardian Investor Services, the investment management subsidiary of The Guardian Life Insurance Company.

Marc Reinganum

is a portfolio manager of the Main Street Fund. Dr. Reinganum is a Vice President of OFI. Prior to joining OFI in September 2002, Dr. Reinganum was the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University since 1995. At Southern Methodist University he also served as the Director of the Finance Institute, Chairman of the Finance Department, President of the Faculty at the Cox School of Business and member of the Board of Trustee Investment Committee.

Jane Putnam

is the portfolio manager of the Capital Appreciation Fund. Ms. Putnam is a Vice President of OFI and has been with OFI since May 1994. Previously, she was a portfolio manager and equity research analyst for Chemical Bank.

William L. Wilby

is a portfolio manager of the Global Fund. Mr. Wilby is a Senior Vice President, Senior Investment Officer and Director of International Equities of OFI. He is a Chartered Financial Analyst with over 22 years of asset management experience. Mr. Wilby has been a Senior Vice President of OFI since 1994 and also manages other funds for OFI. Before joining OFI in 1991, Mr. Wilby was an International Investment Strategist at Brown Brothers Harriman & Co. Prior to Brown Brothers, he was a Managing Director and Portfolio Manager at AIG Global Investors. He joined AIG from Northern Trust Bank in Chicago, where he was an International Pension Manager. Before beginning his Portfolio Management career, Mr. Wilby was an International Financial Economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago.

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Rajeev Bhaman

is a portfolio manager of the Global Fund. Mr. Bhaman, a Chartered Financial Analyst, has been a Vice President of OFI since 1996. Prior to joining the Global Equity Investment team at OFI in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales.

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About the Classes of Shares – Multiple Class Information

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-743-5274 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 Plan will bear the expense of the payments that would be made pursuant to that 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts. Class L shares of the Funds may also be purchased by the following Eligible Purchasers:

Class L Shares

Eligible Purchasers.  Class L shares may be purchased by:

•	Non-qualified deferred compensation plans;

•	Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $1 million; and

•	Other institutional investors with assets generally in excess of $1 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class L shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services.

Shareholder and Distribution Fees.  Class L shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an investor’s money is invested in the Fund or Funds of its choice. Class L shares do not have deferred sales charges or any Rule 12b-1 service or distribution fees.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class L shares to brokers or other financial intermediaries from its own resources at the time of sale. In addition, MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class L shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class L shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class L shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these

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plans. Where Class L shares are sold in connection with nonqualified deferred compensation plans where the employer sponsor has an administrative services agreement with MassMutual or its affiliate, additional compensation may be paid as determined by MassMutual from time to time according to established criteria. As of the date of this Prospectus, aggregate annual compensation in such cases does not exceed .50%. Annual compensation paid on account of Class L shares will be paid quarterly, in arrears.

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Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value (“NAV”) plus any initial sales charge that applies. The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open (“Business Day”). Your purchase order will be priced at the next NAV calculated after the order is received and accepted by the transfer agent, MassMutual or another intermediary. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received and accepted. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into the Global Fund, however, will not be accepted if received by the transfer agent, MassMutual or another intermediary after the earlier of 2:30 p.m. Eastern Time or the market close, on any Business Day. Furthermore, exchange requests involving a purchase into the Global Fund will not be accepted if you have already made a purchase followed by a redemption involving the Fund within the last 30 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Purchases and exchanges of shares of the Fund should be made for investment purposes only. Excessive trading and/or market timing activity involving the Fund can disrupt the management of the Fund. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by the Fund or MassMutual, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

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The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

Determining Net Asset Value

The Trust calculates the Net Asset Value (“NAV”) of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund’s assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class.

Each Fund’s assets are valued based on market value of the Fund’s total portfolio. Securities are typically valued on the basis of valuations furnished by a pricing service. However, valuation methods approved by the Fund’s Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, for each of the Trust’s foreign funds, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Fund’s valuation methods are more fully described in the Statement of Additional Information.

How to Invest

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors that do not receive preferential tax treatment are subject to Federal income taxes on distributions received in respect of their shares. Distributions of the Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares and regardless of how long the investor has owned shares of the Fund. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the

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hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long- term holdings will distribute largely capital gain dividends. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2008. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For each Fund distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from the exchange or redemption of an investor’s shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds other than the Global Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of the Global Fund, however, may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Shareholders should consult their tax adviser for more information on their own tax situation, including possible state, local and foreign taxes.

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ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. This 33% limitation is pursuant to Board approved guidelines and may be increased up to 100% pursuant to the Fund’s fundamental investment restrictions should the Board revise its guidelines. More information regarding the Fund’s fundamental investment restrictions can be found in the Fund’s Statement of Additional Information. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds’ custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

•	to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses; and

•	to manage a Fund’s exposure to changing securities prices.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio.

(1)

Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are

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negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund’s Sub-Adviser deems it appropriate to do so.

(2)	Currency Transactions – The Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s Sub-Adviser may not have the skills needed to manage these strategies.

Therefore, there is no assurance that hedging instruments and derivatives will assist the Fund in achieving its investment objective. As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, the Strategic Income Fund can buy “structured” notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note. The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore the Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or to sell its investment quickly at an acceptable price.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs. The aggregate value of the securities underlying the options written by a Fund may not exceed 25% of the Fund’s total assets.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, these Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

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The Funds may also enter into stock index futures contracts and foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board- approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund’s Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high

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portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, a Fund’s Sub-Adviser may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause a Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Industry Concentration

A Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exception:

(1)	There is no limitation for U.S. Government Securities.

Zero-Coupon and “Stripped” Securities

The Strategic Income Fund can buy government and corporate zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. The Fund can invest up to 50% of its total assets in zero-coupon securities issued by either the U.S. government or U.S. companies. The Fund also can buy “stripped” securities that are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages and changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings quickly at an acceptable price.

Participation Interests in Loans

These securities represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. The loans may be to foreign or U.S. companies. They are subject to the risk of default by the borrower as well as credit risks of the servicing agent of the participation interest, which can cause the Strategic Income Fund to lose money on its investment. The Fund can also buy interests in trusts and other entities that hold loan obligations. In that case the Fund will be subject to the trust’s credit risks. The Fund does not invest more than 5% of its net assets in participation interests of any one borrower.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage- backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

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The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as

–  26  –

those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Certain Debt Securities

While the Funds may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Funds may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Changes to Investment Objectives

Except for policies identified as “fundamental” in this Prospectus or the Statement of Additional Information, the Trustees may change the investment objective and policies of a Fund without shareholder approval. Any such changes may result in a Fund having an investment objective and policies different from the objective and policies that you considered appropriate when you invested in the Fund. A Fund will notify you of any changes in its investment objectives of policies through a revised prospectus or other written communication.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

–  27  –

MASSMUTUAL PREMIER FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports when they become available and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Premier Funds:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Premier Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Fund from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-08690.

MASSMUTUAL PREMIER FUNDS

This Prospectus describes Class S shares of the following Funds:

Fixed Income	Sub-Advised by:
MassMutual Premier Strategic Income Fund	OppenheimerFunds, Inc.

Large Cap Blend
MassMutual Premier Main Street Fund	OppenheimerFunds, Inc.

Large Cap Growth
MassMutual Premier Capital Appreciation Fund	OppenheimerFunds, Inc.

International
MassMutual Premier Global Fund	OppenheimerFunds, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

December 31, 2004

–  1  –

–  2  –

Summary Information

The MassMutual Premier Funds (the “Trust”) provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 12.

•	Fees and Expenses.

Past Performance is not an indication of future performance.  There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

Important Note about performance information for the Funds.

Performance information provided is based on a mutual fund managed by the Sub-Adviser with substantially similar investment objectives, policies and investment strategies as the particular Fund. The Performance Charts for the Sub-Adviser reflect the Sub-Adviser’s mutual fund performance, adjusted for class specific expenses of the particular Fund. The Performance Charts do not show Fund performance and do not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee tables shown on the following pages under “Expense Information” are meant to assist you in understanding these fees and expenses. Each fee table shows a Fund’s “Annual Fund Operating Expenses.” These costs are deducted from a Fund’s assets, which means you pay them indirectly.

–  3  –

MassMutual Premier Strategic Income Fund

Investment Objective

The Fund seeks high current income by investing mainly in fixed income debt securities.

Principal Investment Strategies and Risks

The Fund invests mainly in debt securities of issuers in three market sectors: foreign governments and companies, U.S. government securities and lower-rated high-yield securities of U.S. and foreign companies (commonly called “junk bonds”). These debt securities typically include:

•	foreign government and U.S. government bonds and notes,

•	collateralized mortgage obligations (CMOs),

•	other mortgage-related securities and asset-backed securities,

•	participation interests in loans,

•	“structured” notes,

•	lower-grade, high-yield domestic and foreign corporate debt obligations, and

•	“zero-coupon” or “stripped” securities.

Under normal market conditions, the Fund invests in each of these three market sectors. However, the Fund is not required to invest in all three sectors at all times, and the amount of its assets in each of the three sectors will vary over time. The Fund can invest up to 100% of its assets in any one sector at any time, if the Funds Sub-Adviser, OppenheimerFunds, Inc. (“OFI”), believes that the Fund can achieve its objective without undue risk. The Fund can invest in issuers in any market capitalization range – large-cap, mid-cap and small-cap, and can buy securities having short-, medium-, or long-term maturities.

The Fund’s foreign investments can include debt securities of issuers in developed markets and emerging markets. The Fund also uses derivative investments for hedging purposes or to seek higher investment returns. These include options, futures, forward contracts, CMOs and “structured” notes.

In selecting securities to buy or sell for the Fund, OFI analyzes the overall investment opportunities and risks among the three sectors in which the Fund invests. OFI’s overall strategy is to build a broadly- diversified portfolio of debt securities to help moderate the special risks of investing in high-yield debt securities and foreign securities. The Fund may try to take advantage of any lack of correlation in the movement of securities prices among the three sectors from time to time. When buying or selling securities, OFI currently focuses on the factors below (some of which may vary in particular cases and may change over time), looking for:

•	Securities offering high current income,

•	Overall portfolio diversification by seeking securities whose market prices tend to move in different directions, and

•	Relative values among the three major market sectors in which the Fund invests.

OFI may sell securities from the portfolio when the analytics underlying the factors discussed above no longer appear favorable to the Fund. The Fund’s diversification strategies, both with respect to securities in different sectors, and securities issued by different companies and governments, are intended to help reduce the volatility of the Fund’s share prices while seeking current income.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 12.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Annual Performance

The Fund began operations December 31, 2004, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  4  –

Expense Information

Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.55%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.16%
Total Annual Fund Operating Expenses	.71%

Expense Reimbursement(2)	–
Net Fund Expenses(3)	.71%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$73	$227

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Strategic Income Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 6.64% for the quarter ended June 30, 2003 and the lowest was -3.35% for the quarter ended September 30, 1998.

OFI Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
OFI Mutual Fund
Class S*	20.04%	7.38%	7.08%
Lehman Brothers Aggregate Bond Index^	4.11%	6.62%	6.95%
Citigroup World Government Bond Index^^	14.91%	5.75%	6.79%

* Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class listed in the fee table above, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The performance is of the Oppenheimer Strategic Income Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Strategic Income Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Strategic Income Fund.

^ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The Citigroup World Government Bond Index is an unmanaged index of debt securities of major foreign government bond markets. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  5  –

MassMutual Premier Main Street Fund

Investment Objective

The Fund seeks a high total return.

Principal Investment Strategies and Risks

The Fund currently invests mainly in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. It also can buy debt securities, such as bonds and debentures, but does not currently emphasize these investments.

In selecting securities for purchase or sale by the Fund, the Fund’s Sub-Adviser, OppenheimerFunds, Inc. (“OFI”) uses an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the selection process currently involves the use of:

•	Multi-factor quantitative models: These include a group of “top-down” models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by market capitalization (small, mid, or large), industries, and value or growth styles. A group of “bottom-up” models helps to rank stocks in a universe typically including 3000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.

•	Fundamental research: OFI uses internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.

•	Judgment: The portfolio is then continuously rebalanced by OFI using the tools described above.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk and Leveraging Risk.

These Risks are described beginning on page 12.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Annual Performance

The Fund began operations December 31, 2004, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.13%
Total Annual Fund Operating Expenses	.78%

Expense Reimbursement(2)	(.18%	)
Net Fund Expenses(3)	.60%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating

–  6  –

expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$61	$228

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Main Street Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 22.20% for the quarter ended December 31, 1998 and the lowest was -16.45% for the quarter ended September 30, 2002.

OFI Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2003)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years		Ten Years
OFI Mutual Fund
Class S*	27.57%		0.08%	9.28%
S&P 500® Index^	28.67%	-	0.57%	11.06%

* Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class listed in the fee table above, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The performance is of the Oppenheimer Main Street Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Main Street Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Main Street Fund.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  7  –

MassMutual Premier Capital Appreciation Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund invests mainly in common stocks of “growth companies.” These may be newer companies or established companies of any capitalization range that the Fund’s Sub-Adviser, OppenheimerFunds, Inc. (“OFI”) believes may appreciate in value over the long term.

OFI looks for growth companies with stock prices that it believes are reasonable in relation to overall stock market valuations. OFI focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Fund’s portfolio among industries and market sectors. Currently, OFI looks for:

•	Companies with above-average growth potential,

•	Companies with increasing earnings momentum and a history of positive earnings growth,

•	Stocks with reasonable valuations relative to their growth potential,

•	Companies with the potential for positive earnings surprises, and

•	Growth rates that OFI believes are sustainable over time.

OFI may sell companies from the Fund that it believes no longer meet the above criteria. The Fund currently does not expect to have more than 35% of its assets invested in foreign securities, although it has the ability to invest in them without limit.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 12.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Annual Performance

The Fund began operations December 31, 2004, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

	Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.12%
Total Annual Fund Operating Expenses	.77%

Expense Reimbursement(2)	(.06%	)
Net Fund Expenses(3)	.71%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating

–  8  –

expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$73	$239

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Capital Appreciation Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 29.03% for the quarter ended December 31, 1999 and the lowest was -19.82% for the quarter ended September 30, 2001.

OFI Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2003)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years		Ten Years
OFI Mutual Fund
Class S*	30.30%		3.62%	12.75%
S&P 500® Index^	28.67%	-	0.57%	11.06%

* Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class listed in the fee table above, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The performance is of the Oppenheimer Capital Appreciation Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Capital Appreciation Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Capital Appreciation Fund.

^ The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  9  –

MassMutual Premier Global Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund invests mainly in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically the Fund invests in a number of different countries.

In selecting securities for the Fund, the Fund’s Sub-Adviser, OppenheimerFunds, Inc. (“OFI”) looks primarily for foreign and U.S. companies with high growth potential. OFI uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part.

OFI considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. OFI currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

•	Stocks of small-, medium- and large-cap growth-oriented companies worldwide,

•	Companies that stand to benefit from global growth trends,

•	Businesses with strong competitive positions and high demand for their products or services, and

•	Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, OFI considers the effect of worldwide trends on the growth of various business sectors. The trends, or global “themes,” currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Growth Company Risk and Leveraging Risk.

These Risks are described beginning on page 12.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Annual Performance

The Fund began operations December 31, 2004, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  10  –

Expense Information

	Class S
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.80%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.20%
Total Annual Fund Operating Expenses	1.00%

Expense Reimbursement(2)	(.11%	)
Net Fund Expenses(3)	.89%

(1)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) at these amounts through February 28, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(3)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$91	$306

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

OFI Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by OFI for accounts with investment objectives, policies and investment strategies similar to that of the Fund. The performance does not represent the historical performance of the MassMutual Premier Global Fund and should not be interpreted as being indicative of the future performance of the Fund.

During the periods shown above, the highest quarterly return was 36.53% for the quarter ended December 31, 1999 and the lowest was -18.16% for the quarter ended September 30, 2002.

OFI Average Annual Total Returns for

Similar Accounts*

(for the periods ended December 31, 2003)

The table compares OFI’s investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
OFI Mutual Fund
Class S*	43.92%	10.39%	11.77%
MSCI World Index^	33.76%	-0.39%	7.58%

* Performance shown is from a mutual fund managed by OFI with substantially similar investment objectives, policies and investment strategies and without material client-imposed restrictions, adjusted to reflect the fees and expenses of the Fund’s S share class listed in the fee table above, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The performance is of the Oppenheimer Global Fund which is registered under the Investment Company Act of 1940 and is provided solely to illustrate OFI’s performance in managing such a portfolio. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The MassMutual Premier Global Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the MassMutual Premier Global Fund.

^ The Morgan Stanley Capital International, Inc. (MSCI) World Index is an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks”. These Principal Risks are summarized in this section. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

•	Market Risk – Bond Funds

All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. The Strategic Income Fund is subject to market risk because it invests some or all of its assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a specified interest rate over a predetermined period. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Fund will likely fall. If interest rates fall, most securities held by the Fund paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is the average of the periods remaining for payments of principal and interest on the Fund’s debt securities, weighted by the dollar amount of each payment. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

•	Market Risk – Equity Funds

The Main Street Fund, Capital Appreciation Fund and Global Fund are subject to market risk. Market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions.

These Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•	Credit Risk. All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the Strategic Income Fund to the extent it invests in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater risks of loss of income and principal than investment grade securities. The Funds may invest in foreign debt securities and, accordingly, are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations”. Those sections also include more information about the funds, their investments and the related risks.

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•	Management Risk. All the Funds are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other Funds with similar investment objectives. Each Fund’s investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each Fund’s investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

•	Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. The interest rate risk described above may be compounded for the Strategic Income Fund to the extent it invests to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. The Fund is also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

•	Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk. Accordingly, the Strategic Income Fund, Capital Appreciation Fund and Global Fund may be subject to liquidity risk.

•	Derivative Risk. All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Funds may sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund’s use of derivatives may affect the timing and amount of taxes payable by shareholders.

•	Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated.

The Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•

Emerging Markets Risk.  The Strategic Income Fund and Global Fund may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments are consistent with the Fund’s investment objectives and policies. Emerging markets are

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generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•	Currency Risk. The Strategic Income Fund, Capital Appreciation Fund and Global Fund are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.
•	Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Capital Appreciation Fund and Global Fund generally have the greatest exposure to this risk.

•	Growth Company Risk. Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. The Capital Appreciation Fund and Global Fund generally have the greatest exposure to this risk. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. The Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

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About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”), located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of September 30, 2004, MassMutual, together with its subsidiaries, had assets under management in excess of $300 billion.

MassMutual contracts with the Sub-Advisers described below to help manage the Funds. MassMutual will be paid an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .55% for the Strategic Income Fund, .65% for the Main Street Fund, .65% for the Capital Appreciation Fund and .80% for the Global Fund.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee ranges for Class S shares of the Funds are .10% to .18%.

OppenheimerFunds, Inc. (“OFI”), located at 2 World Financial Center, 225 Liberty Street, New York, New York 10281, manages the investments of each Fund. OFI is a majority owned, indirect subsidiary of MassMutual. Together with its controlled affiliates, as of December 31, 2003, OFI managed assets of more than $150 billion.

Arthur P. Steinmetz

is the portfolio manager of the Strategic Income Fund. Mr. Steinmetz is a Senior Vice President of OFI. Prior to joining OFI in 1986, Mr. Steinmetz was an Analyst with PaineWebber where his responsibilities dealt with derivative securities.

Nikolaos Monoyios

is a portfolio manager of the Main Street Fund. Mr. Monoyios is a Vice President of OFI . Prior to joining OFI in 1998, Mr. Monoyios was a portfolio manager at Guardian Investor Services, the investment management subsidiary of The Guardian Life Insurance Company.

Marc Reinganum

is a portfolio manager of the Main Street Fund. Dr. Reinganum is a Vice President of OFI. Prior to joining OFI in September 2002, Dr. Reinganum was the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University since 1995. At Southern Methodist University he also served as the Director of the Finance Institute, Chairman of the Finance Department, President of the Faculty at the Cox School of Business and member of the Board of Trustee Investment Committee.

Jane Putnam

is the portfolio manager of the Capital Appreciation Fund. Ms. Putnam is a Vice President of OFI and has been with OFI since May 1994. Previously, she was a portfolio manager and equity research analyst for Chemical Bank.

William L. Wilby

is a portfolio manager of the Global Fund. Mr. Wilby is a Senior Vice President, Senior Investment Officer and Director of International Equities of OFI. He is a Chartered Financial Analyst with over 22 years of asset management experience. Mr. Wilby has been a Senior Vice President of OFI since 1994 and also manages other funds for OFI. Before joining OFI in 1991, Mr. Wilby was an International Investment Strategist at Brown Brothers Harriman & Co. Prior to Brown Brothers, he was a Managing Director and Portfolio Manager at AIG Global Investors. He joined AIG from Northern Trust Bank in Chicago, where he was an International Pension Manager. Before beginning his Portfolio Management career, Mr. Wilby was an International Financial Economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago.

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Rajeev Bhaman

is a portfolio manager of the Global Fund. Mr. Bhaman, a Chartered Financial Analyst, has been a Vice President of OFI since 1996. Prior to joining the Global Equity Investment team at OFI in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales.

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About the Classes of Shares – Multiple Class Information

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-743-5274 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 Plan will bear the expense of the payments that would be made pursuant to that 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts. Class S shares of the Funds may also be purchased by the following Eligible Purchasers:

Class S Shares

Eligible Purchasers.  Class S shares may be purchased by:

•	Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $100 million;

•	Certain non-qualified deferred compensation plans;

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $100 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class S shares.

Shareholder and Distribution Fees.  Class S shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an investor’s money is invested in the Fund or Funds of its choice. Class S shares do not have deferred sales charges or any Rule 12b-1 service or distribution fees.

Compensation to Intermediaries

MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class S shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class S shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class S shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Where Class S shares are sold in connection with nonqualified deferred compensation plans where the employer sponsor has an administrative services agreement with MassMutual or its affiliate, additional compensation may be paid as determined by MassMutual from time to time according to established criteria. As of the date of this Prospectus, aggregate annual compensation in such cases does not exceed .50%. Annual compensation paid on account of Class S shares will be paid quarterly, in arrears.

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Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value (“NAV”) plus any initial sales charge that applies. The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange (“NYSE”) is open (“Business Day”). Your purchase order will be priced at the next NAV calculated after the order is received and accepted by the transfer agent, MassMutual or another intermediary. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received and accepted. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into the Global Fund, however, will not be accepted if received by the transfer agent, MassMutual or another intermediary after the earlier of 2:30 p.m. Eastern Time or the market close, on any Business Day. Furthermore, exchange requests involving a purchase into the Global Fund will not be accepted if you have already made a purchase followed by a redemption involving the Fund within the last 30 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;
•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Purchases and exchanges of shares of the Fund should be made for investment purposes only. Excessive trading and/or market timing activity involving the Fund can disrupt the management of the Fund. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by the Fund or MassMutual, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

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The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

Determining Net Asset Value

The Trust calculates the Net Asset Value (“NAV”) of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund’s assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class.

Each Fund’s assets are valued based on market value of the Fund’s total portfolio. Securities are typically valued on the basis of valuations furnished by a pricing service. However, valuation methods approved by the Fund’s Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, for each of the Trust’s foreign funds, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Fund’s valuation methods are more fully described in the Statement of Additional Information.

How to Invest

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors that do not receive preferential tax treatment are subject to Federal income taxes on distributions received in respect of their shares. Distributions of the Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares and regardless of how long the investor has owned shares of the Fund. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the

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hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long- term holdings will distribute largely capital gain dividends. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2008. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For each Fund distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from the exchange or redemption of an investor’s shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds other than the Global Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of the Global Fund, however, may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Shareholders should consult their tax adviser for more information on their own tax situation, including possible state, local and foreign taxes.

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ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. This 33% limitation is pursuant to Board approved guidelines and may be increased up to 100% pursuant to the Fund’s fundamental investment restrictions should the Board revise its guidelines. More information regarding the Fund’s fundamental investment restrictions can be found in the Fund’s Statement of Additional Information. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds’ custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

•	to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses; and

•	to manage a Fund’s exposure to changing securities prices.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio.

(1)

Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are

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negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund’s Sub-Adviser deems it appropriate to do so.

(2)	Currency Transactions – The Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s Sub-Adviser may not have the skills needed to manage these strategies.

Therefore, there is no assurance that hedging instruments and derivatives will assist the Fund in achieving its investment objective. As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, the Strategic Income Fund can buy “structured” notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note. The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore the Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or to sell its investment quickly at an acceptable price.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs. The aggregate value of the securities underlying the options written by a Fund may not exceed 25% of the Fund’s total assets.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, these Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

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The Funds may also enter into stock index futures contracts and foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board- approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund’s Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and

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can reduce a Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, a Fund’s Sub-Adviser may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause a Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Industry Concentration

A Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exception:

(1)	There is no limitation for U.S. Government Securities.

Zero-Coupon and “Stripped” Securities

The Strategic Income Fund can buy government and corporate zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. The Fund can invest up to 50% of its total assets in zero-coupon securities issued by either the U.S. government or U.S. companies. The Fund also can buy “stripped” securities that are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages and changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings quickly at an acceptable price.

Participation Interests in Loans

These securities represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. The loans may be to foreign or U.S. companies. They are subject to the risk of default by the borrower as well as credit risks of the servicing agent of the participation interest, which can cause the Strategic Income Fund to lose money on its investment. The Fund can also buy interests in trusts and other entities that hold loan obligations. In that case the Fund will be subject to the trust’s credit risks. The Fund does not invest more than 5% of its net assets in participation interests of any one borrower.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage- backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying

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pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by

–  25  –

different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Certain Debt Securities

While the Funds may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Funds may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Changes to Investment Objectives

Except for policies identified as “fundamental” in this Prospectus or the Statement of Additional Information, the Trustees may change the investment objective and policies of a Fund without shareholder approval. Any such changes may result in a Fund having an investment objective and policies different from the objective and policies that you considered appropriate when you invested in the Fund. A Fund will notify you of any changes in its investment objectives of policies through a revised prospectus or other written communication.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

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MASSMUTUAL PREMIER FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports when they become available and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Premier Funds:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Premier Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

From the SEC:  You may review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Fund from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-08690.

MASSMUTUAL PREMIER FUNDS

1295 State Street

Springfield, Massachusetts 01111

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL PREMIER FUNDS (THE “TRUST”) DATED DECEMBER 31, 2004, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). TO OBTAIN A PROSPECTUS, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

This SAI relates to the following Funds:

•	MassMutual Premier Strategic Income Fund
•	MassMutual Premier Main Street Fund
•	MassMutual Premier Capital Appreciation Fund
•	MassMutual Premier Global Fund

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Dated December 31, 2004

GENERAL INFORMATION

The MassMutual Premier Funds (the “Trust”) is a professionally managed, open-end investment company. This SAI describes the following four separate series of the Trust: (1) MassMutual Premier Strategic Income Fund (“Strategic Income Fund”), (2) MassMutual Premier Main Street Fund (“Main Street Fund”), (3) MassMutual Premier Capital Appreciation Fund (“Capital Appreciation Fund”) and (4) MassMutual Premier Global Fund (“Global Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of twenty separate series. Additional series may be created by the Trustees from time-to-time.

The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended from time to time (the “Declaration of Trust”). The investment adviser for each of the Funds is Massachusetts Mutual Life Insurance Company (“MassMutual” or the “Adviser”). The investment sub-adviser for each of the Funds is OppenheimerFunds, Inc. (“OFI”), located at 2 World Financial Center, 225 Liberty Street, New York, New York 10281. OFI is an indirect subsidiary of MassMutual.

ADDITIONAL INVESTMENT POLICIES

Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding shares (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

The following discussion elaborates on the presentation of each Fund’s investment policies contained in the Prospectus. Investment policies and restrictions described below are non-fundamental, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to the Appendix.

Fixed Income Securities

Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

Although the Funds may invest in investment grade securities, they may also invest in debt securities that are rated below investment grade or, if unrated, are considered by the Adviser or the Fund’s sub-adviser to be of comparable quality. Lower-grade debt securities, which also are known as “junk bonds”, may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce a Fund’s share prices and the income it earns.

As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stocks may be purchased where the issuer has omitted, or is in the danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation.

Warrants and Rights

A warrant typically gives the holder the right to purchase underlying stock at a specified price for a designated period of time. Warrants may be relatively volatile investments. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends, and have no rights to the assets of the issuer.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit.

Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks and social and economic trends. In addition, REITs are dependent upon the skill of each REIT’s management.

A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and the regulations thereunder (the “Code”), and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.

Convertible Securities

The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

Repurchase and Reverse Repurchase Agreements

In a repurchase agreement transaction, a Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in government securities and which must meet the credit requirements, if any, set by the Trust’s Board of Trustees from time to time) for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these agreements run from day to day, and delivery pursuant to the resale agreement typically will occur within one to five days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. A Fund’s repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the loan. Additionally, the Adviser or the Fund’s sub-adviser will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral’s value. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying securities to the seller’s bankruptcy estate.

A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. If a Fund engages in reverse repurchase agreements, it will maintain a segregated account with its custodian containing cash or liquid securities, having a current market value at all times in an amount sufficient to repurchase securities pursuant to outstanding reverse repurchase agreements.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a Government National Mortgage Association (“GNMA”) Certificate or other mortgage-backed securities to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. A Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser or repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, a Fund may enter into a dollar roll transaction involving a security not then in the Fund’s portfolio.

A Fund will segregate cash or other liquid securities in an amount sufficient to meet its obligations under dollar roll transactions or otherwise cover its obligations as permitted by applicable law. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund’s right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased.

Cash and Short-Term Debt Securities

Money Market Instruments Generally. The Funds may invest in money market securities. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. Some money market securities in which the Funds may invest are described below.

Bank Obligations. The Funds may invest in bank obligations, including certificates of deposit, time deposits, banker’s acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit (“CD’s”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

The Funds may invest in certificates of deposit and bankers’ acceptances of U.S. banks and savings and loan associations, London branches of U.S. banks and U.S. branches of foreign banks. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks.

Cash, Short-Term Instruments and Temporary Investments. The Funds may hold cash or cash equivalents or invest in high quality money market instruments on an ongoing basis, among other reasons, to provide for expenses, to provide liquidity when there is an unexpected level of shareholder purchases or redemptions and so that an orderly investment program may be carried out in accordance with a Fund’s investment policies. In addition, in adverse market conditions, the Funds may also invest in these short term instruments for temporary, defensive purposes. The instruments in which the Funds may invest include, without limitation: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches); (iii) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year; (iv) repurchase agreements; and (v) short-term obligations of foreign banks (including U.S. branches).

Commercial Paper and Short-Term Corporate Debt Instruments. The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The sub-advisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

Other debt securities in which the Funds may invest include zero coupon, step coupon and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Pass-Through Securities

The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Funds may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation (“FHLMC”) issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association (“FNMA”) issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. If applicable, a portfolio manager will consider estimated prepayment rates in calculation of the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

Other Income-Producing Securities

Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:

•	Variable and floating rate obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to use these investments most effectively, a Fund’s sub-adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the sub-adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

•	Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•	Inverse floaters. These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the net asset value of its shares could decline by the use of inverse floaters.

•	Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current market value, although this amount may change if applicable regulatory requirements change. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash (which may be invested by the Fund in any investment not otherwise prohibited by the Prospectus or this SAI), bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Funds are permitted to invest. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Funds may invest the cash collateral received or may receive a fee from the borrower. All investments of cash collateral by a Fund are for the account and risk of that Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice. The Funds may also call such loans in order to sell the securities involved. The Funds pays various fees in connection with such loans, including shipping fees and reasonable custodian, securities lending agent and placement fees. The terms of a Fund’s loans must also meet certain tests under the Code and must permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.

Hedging Instruments And Derivatives

Subject to the Fundamental Investment Restrictions described below under “Investment Restrictions of the Fund—Fundamental Investment Restrictions of the Funds” each Fund currently may use the hedging instruments and derivatives discussed below. In the future, each Fund may employ hedging instruments and strategies that are not currently contemplated but which may be developed, to the extent such investment methods are consistent with a Fund’s investment objective and are legally permissible.

(1) Forward Contracts—Each Fund may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time of delivery the securities may be worth more or less than the purchase or sale price. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund’s sub-adviser deems it appropriate to do so. The Funds may realize short-term gains or losses upon the sale of forward contracts. If a Fund enters into a forward contract, it will establish a segregated account with its custodian consisting of cash or liquid securities, having a current market value equal to or greater than the aggregate amount of that Fund’s commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). As one of several alternatives to maintaining all or part of the segregated account, a Fund could buy call or put options to “cover” the forward contracts.

(2) Currency Transactions—Each Fund may engage in currency transactions with counterparties in order to convert foreign denominated securities or obligations (or obligations exposed to foreign currency fluctuation) to U.S. dollar-denominated investments. The Funds may also engage in currency transactions to, among other reasons, hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

The Funds are most likely to deal in forward currency contracts and other currency transactions such as futures, options, options on futures, and swaps, and may do so for several reasons, including hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. For example, if the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser or the Fund’s sub-adviser considers that the Austrian schilling is linked to the British pound, a Fund holds securities denominated in schillings and the Adviser or the Fund’s sub-adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser or the Fund’s sub-adviser may enter into a contract to sell British pounds and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that a Fund is engaging in proxy hedging.

(3) Risks Regarding Hedging Instruments and Derivatives—Some of the general risks associated with hedging and the use of derivatives include: (a) the possible absence of a liquid secondary market for any particular hedging instrument at any time; (b) these instruments can be highly volatile; and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. More specific risks are set forth below.

(i) Forward Contracts: Forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets.

(ii) Currency Transactions: Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Derivatives

(1) Options and Futures Transactions. The Funds may enter into options and futures transactions and may, without limitation, (a) purchase and sell exchange traded and over-the-counter (OTC) put and call options on equity securities, equity indexes, fixed income securities or indexes of interest rates (i.e. Eurodollar options), (b) purchase and sell futures contracts on fixed income securities or indexes of interest rates, equity or fixed income securities, and (c) purchase and sell put and call options on futures contracts on fixed income securities or indexes of interest rates, equity or fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

The Funds may utilize options and futures contracts for various reasons, including to manage exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate to the Fund’s sub-adviser and consistent with that Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures contracts is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Fund’s sub-adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase a Fund’s turnover rate.

(2) Purchasing Put and Call Options. The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, indexes of interest rates and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

(3) Selling (Writing) Put and Call Options. The Funds may also “write” put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and, if applicable, must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

(4) Options on Indexes. The Funds may also purchase options on indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because that Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

(5) Exchange Traded and OTC Options. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers or other parties (OTC options) that meet creditworthiness standards, if any, approved by the Trust’s Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. In addition, OTC options are considered illiquid by the Securities and Exchange Commission (“SEC”).

(6) Futures Contracts and Options on Futures Contracts. The Funds may purchase or sell (write) futures contracts and purchase or sell put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on, among other things, various types of fixed income securities including, but not limited to, U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

The Funds may use futures contracts as a hedge against the effects of interest rate changes or changes in the market value of stocks comprising the index in which the Funds invests. In managing cash flows, the Funds may use futures contracts as a substitute for holding the designated securities underlying the futures contract. The Funds may also use futures contracts as a substitute for a comparable market position in the underlying securities or for any other purpose permitted by its investment policies and by applicable law.

Transactions by the Funds in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in a Fund’s investment portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. Also, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, that Fund will be required to make daily cash payments on variation margin.

Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation” margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by that Fund into a segregated account, in the name of the futures commission merchant, as required by the 1940 Act and the SEC interpretations thereunder. The use of futures or options on futures for purposes other than hedging may be regarded as speculative. Certain regulatory requirements may also limit a Fund’s ability to engage in futures and related options transactions.

Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures contracts and options on stock index futures contracts. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

Future Developments. The Funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund’s investment objective and legally permissible for a Fund.

(7) Combined Positions. The Funds are permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

(8) Risks Regarding Options and Futures Transactions. Some of the general risks associated with the use of options and futures include:

(a) Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund’s current or anticipated investments exactly (to the extent options and futures contracts are used for such purpose). The Funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund’s other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options and futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(b) Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired. (See “Exchange Traded and OTC Options” above for a discussion of the liquidity of options not traded on an exchange.)

(c) Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or its sub-adviser may be required to reduce the size of their futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

(d) Asset Coverage for Futures Contracts and Options Positions. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in the amount prescribed. Assets set aside for such purpose cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

(e) Status Under the Commodity Exchange Act. The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), and therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

(9) Swaps and Related Swap Products: The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on swaps (collectively defined as “swap transactions”).

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis”, and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If a Fund’s sub-adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

A Fund’s sub-adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

Each Fund will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund’s accrued obligations under the agreement. In addition to those techniques mentioned above, a Fund may cover its obligations under a swap agreement by using any other technique permitted by applicable law.

The Funds will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser and/or the sub-adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.

The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

(10) Structured Notes and Hybrid Instruments: Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.

A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Illiquid Securities

Each Fund may invest not more than 15% of its net assets in “illiquid securities,” which are securities that are not readily marketable, including securities whose disposition is restricted by contract or under federal securities laws. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Such securities may be determined to be liquid by the Board of Trustees, the Adviser and/or the sub-adviser, if such determination by the Adviser or sub-adviser is pursuant to Board approved guidelines. Such guidelines shall take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.

Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. The sub-advisers monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holding to maintain adequate liquidity.

Foreign Securities

Each Fund is permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If the Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Fund intends to construe geographic terms such as “foreign,” “non-U.S.,” “European, “ “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Fund the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, each Fund intends to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of the Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, the Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts (“ADRs”). ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. In addition to ADRs, a Fund may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

When-Issued Securities

Each Fund may purchase or sell securities on a “when-issued” or on a “forward delivery” basis. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sales price. Generally, under normal circumstances, a Fund is expected to take delivery of securities purchased. When a Fund commits to purchase a security on a “when-issued” or on a “forward delivery” basis, it will take actions consistent with SEC policies, which currently recommend that an amount of the Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment. Therefore, a Fund would have liquid assets sufficient to cover any commitments. However, there are risks. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it necessary to sell the “when-issued” or “forward delivery” securities before delivery, a Fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made.

Portfolio Management

OFI uses trading as a means of managing the portfolios of the Funds in seeking to achieve their investment objectives. Transactions will occur when a Fund’s sub-adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the sub-adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund. See also “Taxation” below.

The Funds may pay brokerage commissions to affiliates of one or more affiliates of OFI.

Other Investment Companies

Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Investment in another investment company may involve the payment of a premium above the value of such issuers’ portfolio securities, and is subject to market availability. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Adviser or a Fund’s sub-adviser, and subject to a Fund’s investment restrictions set forth in its Prospectus and Statement of Additional Information, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, Fund shareholders would indirectly pay a portion of that investment company’s expenses, including its advisory administration, brokerage, shareholder servicing and other expenses. At the same time a Fund would continue to pay its own management fees and other expenses.

Exchange Traded Funds (ETFs)

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Index-Related Securities (Equity Equivalents)

The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Short Sales

The Funds may engage in short sales. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, a Fund will incur a loss, which could be unlimited, in cases where a Fund is unable for whatever reason to close out its short position; conversely, if the price declines, a Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out.

U.S. Government Securities

The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Portfolio Turnover

Although portfolio turnover is not a limiting factor with respect to investment decisions for the Funds, the Funds expect to experience relatively modest portfolio turnover rates. It is anticipated that under normal circumstances the annual portfolio turnover rate of each Fund will generally not exceed 100%. However, in any particular year, market conditions may result in greater turnover rates than the sub-adviser currently anticipates for these Funds. Portfolio turnover involves brokerage commissions and other transaction costs, which the relevant Fund will bear directly, and could involve realization of capital gains that would be taxable when distributed to shareholders. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. See the “Taxation” and “Portfolio Transactions and Brokerage” sections in this SAI for additional information.

DISCLOSURE OF PORTFOLIO HOLDINGS

No disclosure of portfolio holdings information may be made to any person or entity except as follows:

The Funds disclose their portfolio holdings quarterly, in their Annual and Semi-Annual Reports, as well as in new Form N-Q, which are filed with the SEC no later than 60 days after the end of the applicable quarter. In addition, the Funds make available as soon as possible after each quarter-end, quarterly fund fact sheets that disclose each Fund’s top five holdings and quarterly reports that disclose each Fund’s top ten holdings.

To the extent permitted under applicable law, the investment adviser or sub-adviser may distribute (or authorize a Fund’s custodian or principal underwriter to distribute) information regarding a Fund’s portfolio holdings more frequently than stated above to the Fund’s service providers and others who require access to such information in order to fulfill their contractual duties with respect to the Fund, such as custodial services, pricing services, proxy voting services, accounting and auditing services and research and trading services, and also to facilitate the review of the Fund by certain mutual fund analysts and rating agencies, such as Morningstar and other analysts. Such disclosure may be made only if the recipients of such information are subject to a confidentiality agreement and if the authorizing persons (as determined by the Fund’s chief compliance officer) determine that, under the circumstances, disclosure is in the best interests of the Fund’s shareholders. The portfolio holdings information that may be distributed is limited to the information that the investment adviser or sub-adviser believes is reasonably necessary in connection with the services to be provided by the service provider receiving the information. A Fund’s portfolio holdings information may not be disseminated for compensation.

INVESTMENT RESTRICTIONS OF THE FUNDS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

Each Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of that Fund. Investment restrictions that appear below or elsewhere in this SAl and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. The Trust may not, on behalf of a Fund:

(1) Borrow money in excess of 33 of the value (taken at the lower of cost or current value) of the Fund’s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks for temporary, extraordinary or emergency purposes, except that the Fund may borrow through reverse repurchase agreements or dollar rolls up to 33% of the value of the Fund’s total assets. Such borrowings (other than borrowings relating to reverse repurchase agreements and dollar rolls) will be repaid before any investments are purchased.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(3) Purchase or sell real estate (including real estate limited partnerships), although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, securities which represent interests in real estate and securities which are secured by interests in real estate, and the Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as holder of debt obligations secured by real estate or interests therein or for use as office space for the Fund.

(4) Make loans, except by purchase of debt obligations (including non-publicly traded debt obligations), by entering into repurchase agreements or through the lending of the Fund’s portfolio securities. Loans of portfolio securities may be made with respect to up to 100% of the Fund’s assets in the case of each Fund.

(5) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. (The Funds have no intention of issuing senior securities except as set forth in Restriction 1 above.)

(6) Invest 25% or more of the value of its total assets in securities of issuers in any one industry. (Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities are not considered to represent industries.)

(7) Purchase or sell commodities or commodity contracts, including futures contracts, except that each Fund may purchase and sell futures contracts, options (including options on commodities and commodity contracts) and other financial instruments and may enter into foreign exchange transactions.

(8) Purchase any security (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities) if as a result, with respect to 75% of the Fund’s assets, (i) more than 5% of the value of the total assets (determined at the time of investment) of the Fund would be invested in the securities of a single issuer; or (ii) the Fund would hold more than 10% of the outstanding voting securities of an issuer.

Restrictions (1) through (8) above are deemed “fundamental” investment policies.

Notwithstanding any fundamental investment restriction set forth above or in the Prospectus, each Fund may engage in hedging transactions, techniques, and practices using forward contracts and similar instruments, to the extent and in a manner permitted by law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

In addition to the fundamental investment restrictions described above, the Board of Trustees of the Trust has voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

In accordance with such policies and guidelines, each Fund:

(1) may not invest in (i) securities that at the time of such investment are not readily marketable, (ii) securities the disposition of which is restricted under federal securities laws, excluding restricted securities that have been determined by the Trustees of the Trust (or the person designated by them to make such determination) to be readily marketable, and (iii) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund’s net assets (taken at current value) would then be invested in securities described in (i), (ii) and (iii) above.

(2) may not, to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust or other series of registered open-end investment companies in the Trust’s “group of investment companies” (as such term is defined in Section 12(d)(1)(G) of the 1940 Act), acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

MANAGEMENT OF THE TRUST

The Trust has a Board of Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board of Trustees of the Trust is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Fund, approve contracts and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Disinterested Trustees”) have retained independent legal counsel. As Adviser and sub-adviser to the Funds, respectively, MassMutual and OFI may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations during the past five years and other principal business affiliations.

Disinterested Trustees1

Ronald J. Abdow	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 73
Trustee since 2004
Trustee of 20 portfolios in fund complex

Chairman, Abdow Corporation (operator of restaurants); Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates, and Abdow Hazard Associates (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Chairman, American International College; Trustee (since 2002), Oppenheimer Tremont Market Neutral Fund LLC, Oppenheimer Tremont Opportunity Fund LLC, Oppenheimer Real Estate Fund.

Nabil N. El-Hage	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 45
Trustee since 2003
Trustee of 20 portfolios in fund complex

Senior Lecturer, Finance, Harvard Business School, January 2003 –present; Chairman (1995-present) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers); Manager, Global Entertainment Ventures, LLC (single purpose investment vehicle) (2001-present).

Maria D. Furman	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 50
Trustee since 2004
Trustee of 20 portfolios in fund complex

Managing Director, Director and Portfolio Manager, Standish, Ayer and Wood (investment management) (1976-2002).

(1)	Each Trustee serves for an indefinite term, until his or her successor is elected.

Steven A. Kandarian[2]	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 51
Trustee since 2002
Trustee of 22 portfolios in fund complex

Executive Director, Pension Benefit Guaranty Corp., (a federal pension agency), December 2001-February 2004; Managing Director, Orion Partners, L.P. (a private equity fund), 1993-November 2001. Trustee, MassMutual Participation Investors and MassMutual Corporate Investors (closed-end mutual funds) since February 2002.

C. Ann Merrifield	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 53
Trustee since 2004
Trustee of 20 portfolios in fund complex

President, Biosurgery (since 2003), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation; Director, Playtex Products, Inc.

Corine T. Norgaard[2]	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 67
Trustee since 2004
Trustee of 22 portfolios in fund complex

President, Thompson Enterprises Real Estate Investment (since 2004); Dean, Barney School of Business at the University of Hartford (1996-2004); Director (since 1992), Aetna Variable Series Fund; Trustee (since 1993), Aetna Series Fund; Director (since 1997), Frontier Trust Co. (formerly, Advest Trust Co.); Trustee (since 1997), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end mutual funds).

Interested Trustee1

Susan A. Alfano[3]	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 51
Trustee since 2004
Trustee of 20 portfolios in fund complex

Executive Vice President (since April 2001), Senior Vice President (1992-2001), Massachusetts Mutual Life Insurance Company; Chairman (since 1998), MassMutual Benefits Management, Inc.; Trustee (since 2003), OppenheimerFunds, Inc.

(2)	MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC (“Babson Capital”), an indirect subsidiary of MassMutual.
(3)	Ms. Alfano is an “Interested Person” as that term is defined in the 1940 Act, through her employment with MassMutual.

Kevin M. McClintock[4]	Trustee and President of the Trust
1295 State Street
Springfield, MA 01111
Age: 42
Trustee since 1999
President since 2003
Trustee of 20 portfolios in fund complex

Managing Director and Member of the Board of Managers, Babson Capital Management LLC, 1999-present; Managing Director, S.I. International Assets (formerly known as Babson-Stewart Ivory International), 1999-2004; Director of Equities and Fixed Income, Dreyfus Corporation, 1995-1999.

Principal Officers5

DeAnne B. Dupont	Treasurer of the Trust
1295 State Street
Springfield, MA 01111
Age: 50
Officer since 1996
Officer of 20 portfolios in fund complex

Managing Director and Treasurer of Babson Capital Management LLC.

Frederick C. Castellani 1295 State Street Springfield, MA 01111 Age: 57 Officer since 2004 Officer of 45 portfolios in fund complex	Vice President of the Trust

Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual; Trustee and President (since 2001), MassMutual Select Funds (open-end investment company); Trustee (since 2001), MML Series Investment Fund (open-end investment company).

Michael A. Chong 1295 State Street Springfield, MA 01111 Age: 46 Officer since 2004 Officer of 59 portfolios in fund complex	Vice President and Chief Compliance Officer of the Trust

Vice President, Compliance (since 2004), Vice President and Associate General Counsel (1999-2004), Second Vice President (1996-1999), MassMutual; Vice President and Chief Compliance Officer (since 2004), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2004), MML Series Investment Fund (open-end investment company).

Thomas M. Kinzler 1295 State Street Springfield, MA 01111 Age: 49 Officer since 2004 Officer of 59 portfolios in fund complex	Vice President and Clerk of the Trust

(4)	Mr. McClintock is an “Interested Person” as that term is defined in the 1940 Act, through his employment with Babson Capital.
(5)	Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

Vice President and Associate General Counsel (since 1999), Second Vice President and Associate General Counsel (1996-1999), MassMutual; Vice President and Secretary (since 1999), MassMutual Select Funds (open-end investment company); Vice President and Secretary (since 1999), MML Series Investment Fund (open-end investment company)

The Board of Trustees of the Trust has an Audit Committee and a Nominating and Governance (“Nominating”) Committee, each of which is comprised of Trustees who are not “interested persons” of the Trust. Currently, Messrs. El-Hage and Kandarian comprise the Audit Committee and Messrs. El-Hage and Kandarian and Ms. Furman comprise the Nominating Committee. The Nominating Committee, pursuant to a Nominating and Governance Committee Charter adopted by the Board (a) identifies individuals qualified to become Independent Trustees of the Trust’s Board of Trustees in the event that a position currently filled by an Independent Trustee is vacated or created; (b) evaluates the qualifications of Independent Trustee candidates; (c) nominates Independent Trustee nominees for election or appointment to the Board; (d) sets any standards necessary or qualifications for service on the Board; and (e) performs the following governance responsibilities: (i) makes nominations for membership on all committees of the Board (other than the Audit Committee) and reviews such committee assignments annually; (ii) reviews as necessary the responsibilities of any committees of the Board (other than the Audit Committee), whether there is a continuing need for such committee, whether there is a need for additional committees of the Board, and whether the committees should be combined or reorganized, and makes such recommendations to the full Board; and (iii) monitors the independence of legal counsel for the Independent Trustees. The Nominating Committee held four meetings during the fiscal year ended October 31, 2004. The Audit Committee, pursuant to an Audit Committee Charter adopted by the Board, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; ascertains the independence of the Trust’s independent registered public accounting firm; acts as liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees and provides immediate access for the Fund’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board of Trustees. The Audit Committee met three times during the fiscal year ended October 31, 2004. The full Board met four times during the fiscal year ended October 31, 2004. Each Trustee identified above attended all of the Board and Committee meetings of which he is a member.

The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2003.

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Disinterested Trustees*
Nabil N. El-Hage	None	None
Steven A. Kandarian	None	None
Richard A. Nenneman**	None	None
Interested Trustees***
Kevin M. McClintock	None****	None

*	Ms. Maria D. Furman, Mr. Ronald J. Abdow, Ms. C. Ann Merrifield and Ms. Corine T. Norgaard were not Trustees as of December 31, 2003. Mr. Richard J. Phelps retired as a Trustee, effective on December 31, 2003, at which time he held the following dollar range of the Trust’s shares beneficially: MassMutual Premier Value Fund ($50,001-100,000); MassMutual Premier Enhanced Index Core Fund ($50,001-100,000); MassMutual Premier Small Company Opportunities Fund (over $100,000).
**	Retired as of December 31, 2004.
***	Ms. Susan A. Alfano was not a Trustee as of December 31, 2003.

****	Mr. Kevin M. McClintock participates in a deferred compensation plan in which $10,001-50,000 is tied to the performance of shares of the MassMutual Premier Small Company Opportunities Fund. Mr. McClintock is neither the record holder nor beneficial holder of shares of the MassMutual Premier Small Company Opportunities Fund, although he does maintain an economic interest in the MassMutual Premier Small Company Opportunities Fund by virtue of this deferred compensation plan.

Except as noted below, the Trust pays each Trustee who is not an officer or employee of MassMutual, Babson Capital or OFI, a fee for his services. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to Trustees of other mutual fund complexes. The fees paid to each Trustee by the Trust for the fiscal year ended October 31, 2004 are shown below:

Name of Trustee	Aggregate Compensation from Trust[1]	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Trustees
Nabil N. El-Hage	$20,000	N/A	$20,000
Richard A. Nenneman[2]	20,000	N/A	20,000
Richard J. Phelps[3]	1,000	N/A	1,000
Steven A. Kandarian[4]	15,000	N/A	15,000
Kevin M. McClintock[5]	0	N/A	0
Maria D. Furman	$10,000	N/A	$10,000

(1)	Includes an annual retainer payable by the Trust to each Trustee who is not an officer or employee of MassMutual, Babson Capital or OFI of $16,000 and a per meeting attendance fee of $1,000. Ms. Maria D. Furman, Mr. Ronald J. Abdow, Ms. Susan A. Alfano, Ms. C. Ann Merrifield and Ms. Corine T. Norgaard were not Trustees during the fiscal year ended October 31, 2004. Ms. Alfano, as an employee of MassMutual, will not receive compensation for her role as a Trustee of the Trust. Effective November 1, 2004, the annual retainer was changed to $20,000 and the per meeting attendance fee was changed to $6000 per meeting attended in-person or $1000 per meeting attended by telephone. Those Trustees who serve on a committee of the Trust are paid an additional fee of $1,000 per meeting attended and committee chairpersons receive an additional annual retainer of $5000.
(2)	Retired as of December 31, 2004.
(3)	Retired as of December 31, 2003.
(4)	Mr. Kandarian, although not an officer or employee of MassMutual, Babson Capital or OFI, was not paid an annual retainer or a per meeting attendance fee in 2003 due to his employment with the Pension Benefit Guaranty Corporation (“PBGC”). He resigned from the PBGC effective February 2004. As a result of Mr. Kandarian’s resignation from the PBGC, the PBGC’s ethics rules no longer prohibit him from receiving compensation for his services as a Trustee of the Trust, and the Trust began to compensate Mr. Kandarian in accordance with its policies governing compensation beginning in 2004.
(5)	Mr. McClintock, as an employee of Babson Capital, received no compensation for his role as Trustee to the Trust.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

MassMutual will serve as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (each, an “Advisory Agreement”). Under each Advisory Agreement, MassMutual is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select sub-advisers to the Funds pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”).

Each Advisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by vote of a majority of the outstanding shares of the Fund, or by MassMutual, on sixty days’ written notice. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period): (1) by the affirmative vote of a majority of the Trustees or by the affirmative vote of a majority of the Fund’s shares, and (2) by an affirmative vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. MassMutual’s liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

MassMutual also serves as investment adviser to: MassMutual Select Strategic Bond Fund, MassMutual Select Strategic Balanced Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MassMutual Select Value Equity Fund, MassMutual Select Large Cap Value Fund, MassMutual Select Indexed Equity Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Large Cap Growth Fund, MassMutual Select Growth Equity Fund, MassMutual Select Aggressive Growth Fund, MassMutual Select OTC 100 Fund, MassMutual Select Focused Value Fund, MassMutual Select Small Company Value Fund, MassMutual Select Mid Cap Growth Equity Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund, MassMutual Select Small Company Growth Fund, MassMutual Select Emerging Growth Fund, MassMutual Select Overseas Fund, MassMutual Select Destination Retirement Income Fund, MassMutual Select Destination Retirement 2010 Fund, MassMutual Select Destination Retirement 2020 Fund, MassMutual Select Destination Retirement 2030 Fund and MassMutual Select Destination Retirement 2040 Fund, which are series of MassMutual Select Funds, an open-end management investment company; MassMutual Premier Value Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Small Company Opportunities Fund, MassMutual Premier Balanced Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Money Market Fund, MassMutual Premier Inflation-Protected Bond Fund, MassMutual Premier International Equity Fund, MassMutual Premier Core Growth Fund, MassMutual Premier Enhanced Index Core Fund, MassMutual Premier Enhanced Index Growth Fund, MassMutual Premier Enhanced Index Value Fund, MassMutual Premier Enhanced Index Value Fund II, MassMutual Premier High Yield Fund and MassMutual Premier Small Cap Value Fund, which are other series of MassMutual Premier Funds; MML Money Market Fund, MML Inflation-Protected Bond Fund, MML Equity Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML Large Cap Value Fund, MML Small Cap Equity Fund, MML Small Company Opportunities Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML Emerging Growth Fund and MML OTC 100 Fund, which are series of MML Series Investment Fund, an open-end management investment company; certain wholly owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

The Trust, on behalf of each Fund, pays MassMutual an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows: .55% for the Strategic Income Fund, .65% for the Main Street Fund, ..65% for the Capital Appreciation Fund and .80% for the Global Fund.

Affiliated Investment Sub-adviser

For the Strategic Income Fund, MassMutual will pay OFI a sub-advisory fee equal to an annual rate of .49% of the first $225 million of the average daily net assets of the Fund, .32% of the next $275 million and .25% on any excess over $500 million. For the Main Street Fund, MassMutual will pay OFI a sub-advisory fee equal to an annual rate of .33% of the first $1 billion of the average daily net assets of the Fund and .30% on any excess over $1 billion. For the Capital Appreciation Fund, MassMutual will pay OFI a sub-advisory fee equal to an annual rate of .42% of the first $700 million of the average daily net assets of the Fund, .40% of the next $300 million and .3750% on any excess over $1 billion. For the Global Fund, MassMutual will pay OFI a sub-advisory fee equal to an annual rate of .58% of the first $475 million of the average daily net assets of the Fund, .50% of the next $525 million and .45% on any excess over $1 billion.

Securities held by the Funds are also frequently held by MassMutual investment accounts and by other investment companies and accounts for which MassMutual or OFI acts as investment adviser or investment sub-adviser. If the same security is purchased or sold for any Fund and such accounts or companies at or about the same time, such purchases or sales normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased and sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. It is believed that the ability of the Funds to participate in larger volume transactions will, in most cases, produce better execution for the Funds. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. It is the opinion of the Trust’s management that such execution advantage and the desirability of retaining MassMutual and OFI as Adviser and investment sub-adviser, respectively, of the Funds outweighs the disadvantages, if any, which might result from this procedure.

At a meeting held on December 2, 2004, the Board of Trustees of the Trust, including the disinterested Trustees, approved the Advisory Agreements and Sub-Advisory Agreements subject to approval by the shareholders of each of the Funds of the Advisory Agreements and Sub-Advisory Agreements.

In approving the Advisory Agreements, the Trustees first took note of the fact that the Adviser would delegate all responsibility for furnishing a continuous investment program for the Funds, and making investment decisions with respect to a Fund’s assets, to OFI. The Trustees then examined the Adviser’s ability to provide investment oversight, administrative and shareholder services to the Funds. The Trustees also considered the experience and qualifications of the personnel of the Adviser that would be performing, or overseeing the performance of, the services to be provided to the Funds and the needs of the Funds for administrative and shareholder services. Based on the above, the Trustees concluded that the human resources to be devoted by the Adviser were appropriate to fulfill effectively its duties under the Advisory Agreements.

The Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Funds. Such factors included (i) the ability of the Adviser to monitor the operations and performance of each Fund’s sub-adviser, (ii) the financial condition, stability and business strategy of the Adviser, (iii) the ability of the Adviser with respect to regulatory compliance and the ability to monitor compliance with the investment policies of the Funds, (iv) possible economies of scale, and (v) any conditions affecting the Adviser’s future provision of high quality services to the Funds. The Trustees concluded that the anticipated scope and quality of the services to be provided by the Adviser were sufficient, in light of market conditions, the resources to be dedicated by the Adviser and its integrity, personnel, and financial resources, to merit approval of the Advisory Agreements.

In reaching that conclusion, the Trustees also reviewed the advisory fees and other expenses of the Funds against such fees for a peer group of funds with similar investment objectives. For these purposes, the Trustees took into account not only the actual dollar amount of fees to be paid by the Funds to the Adviser, but also took into account the estimated profitability of the Funds to the Adviser and the so-called “fallout benefits” to the Adviser, such as any reputational value derived from serving as investment adviser to the Funds. Based on the foregoing, the Trustees concluded that the fees to be paid to the Adviser under the Advisory Agreements were fair and reasonable, given the anticipated scope and quality of the services to be rendered by the Adviser.

In approving the Sub-Advisory Agreement with respect to the Funds, the Trustees considered a wide range of information about, among other things: OFI and its personnel with responsibilities for providing services to each Fund; the terms of the sub-advisory agreements; the scope and quality of services to be provided to each Fund under the Sub-Advisory Agreements; the fees payable to OFI by the Adviser; and the total expense ratio of each Fund and of similar funds managed by other advisers. Additionally, the Trustees were informed that OFI may receive research services from brokers in connection with portfolio securities transactions for the Funds and that research services furnished by brokers through which the Funds effect securities transactions may be used by OFI in advising other accounts that it advises. Conversely, research services furnished to OFI in connection with other accounts OFI advises may be used by OFI in advising the Funds. Based on the foregoing, the Trustees concluded that the investment processes, research capabilities and philosophies of OFI would be well suited to each Fund, given their investment objectives and policies.

Following their review, the Trustees determined that the terms of the Advisory Agreements and Sub-Advisory Agreements were fair and reasonable with respect to each Fund and were in the best interests of each Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Trustees who are not “interested persons” of the Trust, the Adviser or OFI (as such term is defined in the 1940 Act), unanimously voted to approve the Advisory Agreements and the Sub-Advisory Agreements.

In their deliberations with respect to these matters, the Disinterested Trustees were advised by their counsel, who was determined by the Disinterested Trustees to be “independent legal counsel” within the meaning and intent of the SEC rules regarding the independence of counsel. The Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Disinterested Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

ADMINISTRATOR AND SUB-ADMINISTRATOR

MassMutual has entered into an administrative services agreement (the “Administrative Services Agreement”) with the Trust, on behalf of each Fund, pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some expenses of the Funds, such as federal and state registration fees. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative Services Agreement. The Trust, on behalf of each Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Funds which range from ..35% to .41% for Class N shares; .30% to .36% for Class A shares; .30% to .36% for Class L shares; .10% to .18% for Class S shares and .15% to .21% for Class Y shares. MassMutual has entered into a sub-administration agreement with Investors Bank & Trust Company (“IBT”). As sub-administrator, IBT generally assists in all aspects of fund administration and is compensated by MassMutual for providing administrative services to the Funds.

THE DISTRIBUTOR

The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1414 Main Street, Springfield, Massachusetts 01144-1013, pursuant to a General Distributor’s Agreement with the Trust dated as of June 24, 2004 (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a majority-owned subsidiary of MassMutual.

The Distribution Agreement will continue in effect for an initial two-year period, and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

The Distributor has also entered into a Sub-Distributor’s Agreement with OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) dated as of October 29, 2004. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

MassMutual may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm.

CLASS A AND CLASS N DISTRIBUTION AND SERVICE PLANS

The Trust has adopted, with respect to the Class A and Class N shares of each of the Funds, a Distribution and Service Plan and Agreement (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans, approved the Class A Plan and the Class N Plan for the Funds on December 2, 2004. Under the terms of each of the Class A Plans, the Trust is permitted to compensate, out of the assets attributable to the Class A shares of a Fund, in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class, (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of a Fund (“Distribution Fee”) and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services (the “Servicing Fee”) to Class A shareholders. Under the terms of each of the Class N Plans, the Trust is permitted to compensate, out of the assets attributable to the Class N shares of a Fund, (i) a Distribution Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class and (ii) a Servicing Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class. The Distribution Fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of a Fund, including, but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in the distribution of Class A or Class N shares, preparing, printing and delivering prospectuses and reports for other than existing Class A or Class N shareholders, providing facilities to answer questions from other than existing Class A or Class N shareholders, advertising and preparation, printing and distribution of sales literature, receiving and answering correspondence, including requests for prospectuses and statements of additional information, and complying with Federal and state securities laws pertaining to the sale of Class A or Class N shares. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. MassMutual’s Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of agents or employees of MassMutual or the Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing account forms and selecting dividend and other account options; who aid in the processing of redemption requests for Class A or Class N shares or the processing of dividend payments with respect to Class A or Class N shares; who prepare, print and deliver prospectuses and shareholder reports to Class A or Class N shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A or Class N shares; who provide information periodically to Class A or Class N shareholders showing their position in Class A or Class N shares; who issue account statements to Class A or Class N shareholders; who furnish shareholder sub-accounting; who forward communications from a Fund to Class A or Class N shareholders; who render advice regarding particular shareholder account options offered by a Fund in light of shareholder needs; who provide and maintain elective shareholder services; who provide and maintain pre-authorized investment plans for Class A or Class N shareholders; who respond to inquiries from Class A or Class N shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

Each Plan provides that it may not be amended to materially increase the costs which Class A or Class N shareholders may bear under the Plan without the approval of a majority of the outstanding Class A or Class N shares of the Fund.

Each Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that MassMutual shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

IBT, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the Funds’ investments (the “Custodian”) and is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, IBT has custody of the Funds’ securities and maintains certain financial and accounting books and records. The Custodian and the Transfer Agent do not assist in, and are not responsible for, the investment decisions and policies of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at Two World Financial Center, New York, New York 10281, is the Trust’s independent registered public accounting firm.

CODES OF ETHICS

The Trust, MassMutual, the Distributor and OFI have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit Fund personnel to invest in securities for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund which purchases or sells securities on a securities exchange it will pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Each of the Fund’s sub-advisers attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under each Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, a sub-adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the sub-adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the sub-adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the sub-adviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the sub-adviser’s clients and not solely or necessarily for the benefit of the Trust. The sub-advisers attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the sub-advisers as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Trust pays on behalf of each Fund to MassMutual will not be reduced as a consequence of a sub-adviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined. Such services would be useful and of value to a sub-adviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to a sub-adviser in carrying out its obligations to the Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective sub-advisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective sub-advisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund’s expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Funds. Each account contains a record of the shares of the Fund maintained by the Transfer Agent. No share certificate will be issued. Whenever a transaction takes place in the Shareholder Investment Account, the investor will be mailed a statement showing the transaction and the status of the account.

DESCRIPTION OF SHARES

The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated August 1, 1994, as amended. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. Each Fund is a diversified series of the Trust. The fiscal year for each Fund ends on October 31.

The Trust is a series company. The Trust may issue an unlimited number of shares of multiple classes, in one or more series as the Trustees may authorize, with or without par value as the Trustees may prescribe. Each share of a particular class of a series represents an equal proportionate interest in that series with each other shares of the same class, none having priority or preference over another. Each series is preferred over all other series in respect of the assets allocated to that series. Shares of the Trust do not have any preemptive rights. Shares are freely transferable and are entitled to dividends as declared by the Trustees. Each share of a particular class of a series is entitled to a pro rata share of any distributions declared in respect of that class and, in the event of liquidation of a Fund, each share of a particular class of that Fund is entitled to a pro rata share of the net assets of that class available for distribution to shareholders.

The Trust has an unlimited number of authorized shares of beneficial interest. The Declaration of Trust permits the Trustees, without shareholder approval, to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders’ investments in such a portfolio would be evidenced by a separate series of shares.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. The Declaration of Trust further provides that the Trustees may also terminate the Trust, or any Fund thereof, upon written notice to the shareholders.

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual series on all matters except when, as required by the 1940 Act, shares shall be voted in the aggregate and not by individual series. When the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. Shareholders of one series or class shall not be entitled to vote on matters exclusively affecting another series or class, such matters including, without limitation, the adoption of or change in the investment objective, policies or restrictions of the other Fund and the approval of the investment advisory contract of the other series of class.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that if required by the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, or (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders. Further, if required by applicable law, upon written request by the holders of at least 10% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). In addition, if required by applicable law, shareholders of the Trust holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders holding a majority of the outstanding shares of the Trust may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust’s name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration of Trust provides for indemnification out of the Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust’s shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REDEMPTION OF SHARES

With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment or suspend the determination of net asset value (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing), (b) for any period during which trading in the markets the Fund normally uses is restricted, (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its net asset value is not reasonably practicable, or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders.

VALUATION OF PORTFOLIO SECURITIES

The net asset value per share of each Fund is determined by the Custodian at 4:00 p.m., Eastern Time, on each day the NYSE is open for trading and the Custodian is open for business. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions.

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at amortized cost unless such value does not represent fair value. All other securities and other assets, including debt securities the prices for which are supplied by a pricing agent but are deemed by MassMutual not to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including some restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Valuation methods approved by the Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, for each of the Trust’s foreign funds, a fair value pricing service is used to assist in the pricing of foreign securities. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

Foreign Securities: Because of time zone differences, foreign exchanges and securities markets will usually be closed before the closing of the NYSE. Therefore, the Trust will determine the value of foreign securities as of the closing of those exchanges and securities markets. Events affecting the values of foreign securities, however, may occasionally occur between the closings of such exchanges and securities markets and the time a Fund determines its net asset value. If an event occurs that a Fund determines materially affects the value of foreign securities during this period, then the Trust will value such securities at fair value as determined in good faith in accordance with procedures adopted by the Trustees. In addition, the Funds may hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not accept orders or price their shares. As a result, the value of any such securities held by a Fund may change on days when you will not be able to purchase or redeem that Fund’s shares.

The prices of foreign securities are quoted in foreign currencies. The Trust converts the values of foreign currencies into U.S. dollars at the rate of exchange prevailing at the time it determines net asset value. Changes in the exchange rate, therefore, if applicable, will affect the net asset value of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.

The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses are to be allocated in proportion to the net asset values of the respective classes.

TAXATION

Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a “regulated investment company,” a Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer or two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses (other than U.S. Government securities).

As a regulated investment company electing to have its tax liability determined under Subchapter M, in general a Fund will not be subject to federal income tax on its ordinary income or capital gains that are distributed. As a series of a Massachusetts business trust, a Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, that Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or later if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Properly designated distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. Long-term capital gains have temporarily been reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% brackets—through December 31, 2008.

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes. Investment income and gains received by a Fund from sources outside the United States might be subject to foreign taxes which are withheld at the source. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which its assets will be invested, the amount of the assets invested in each such country and the possible applicability of treaty relief.

The Global Fund may be eligible to make an election under Section 853 of the Code so that any of its shareholders subject to federal income taxes will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. The ability of shareholders of the Fund to claim a foreign tax credit is subject to certain limitations imposed by the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The Global Fund will notify its shareholders each year of the amount of dividends and distributions and the shareholder’s pro rata share of qualified taxes paid by the Fund to foreign countries. Investment by a Fund in “passive foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.”

Redemptions and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. However, a loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale. The state and local tax effects of distributions received from a Fund, and any special tax considerations associated with foreign investments of the Fund, should be examined by investors with regard to their own tax situation.

If a Fund makes a distribution to you in excess of its current and accumulated “earning and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed.

If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to- market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

A Fund’s transactions in foreign currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s distributions of book income to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income in order to permit the Fund to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

Investment by a Fund in “passive foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing Fund.”

A “passive foreign investment company” is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Under federal income tax law, a portion of the difference between the purchase price of securities purchased at a discount in which a Fund has invested and their face value (“original issue discount”) is considered to be income to the Fund each year even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will make up a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action. This discussion of the federal income tax treatment of the Funds and their shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Funds may be made. Shareholders should consult their tax advisers as to their own tax situation, including possible foreign, state and local taxes.

EXPERTS

Ropes & Gray, One International Place, Boston, Massachusetts 02110 serves as counsel to the Trust.

GLOSSARY

Currency Transactions: include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

Duration: indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve a Fund’s sub-adviser’s estimates of future economic parameters, which may vary from actual future values.

NRSRO: means a nationally recognized statistical rating organization. For a description of the ratings of two NRSROs, Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A and BBB- including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.

U.S. Government Securities: include obligations issued, sponsored, assumed and guaranteed as to principal and interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations, including FHA/VA guaranteed mortgages.

The name MassMutual Premier Funds is the designation of the Trustees under a Declaration of Trust dated August 1, 1994, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant Fund shall be bound.

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS

Although the ratings of fixed-income securities by Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

The descriptions of the S&P and Moody’s commercial paper, bond and municipal securities ratings are set forth below.

Commercial Paper Ratings:

S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Bond Ratings:

S&P describes its four highest ratings for corporate debt as follows:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

APPENDIX B—PROXY VOTING POLICIES

The Trustees of the Trust have delegated the proxy voting responsibilities relating to voting securities held by the Funds to OFI.

OppenheimerFunds, Inc.

498 Seventh Avenue

New York, New York 10018

Oppenheimer Funds Portfolio Proxy Voting Policies and Procedures

August 1, 2003

These Portfolio Proxy Voting Policies and Procedures set forth the proxy voting guidelines and procedures adopted by the boards of the Oppenheimer funds to be followed by the Oppenheimer funds in voting proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OppenheimerFunds, Inc. (“OFI”) is the sub-advisor unless OFI has been directed to the contrary in writing by the fund’s adviser.

A. Accounts for which OFI has Proxy Voting Responsibility

Under the investment advisory agreement between OFI and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the fund (“portfolio proxies”) is within OFI’s responsibility to supervise the fund’s investment program.

In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund’s advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

B. Objective

•	OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the funds.

When making proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI’s position on routine issues and parameters for assessing non-routine issues.

In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.

C. Proxy Voting Agent

OFI has retained Institutional Shareholder Services (“ISS”) of Baltimore, Maryland as its proxy voting agent. ISS is a leading proxy research, voting and vote reporting service. OFI has directed the custodian bank for each fund advised or sub-advised by OFI to forward portfolio proxies to ISS.

ISS apprises OFI electronically via postings to a password-protected website of pending shareholder meetings. ISS votes each fund’s portfolio proxies per the Oppenheimer Funds Portfolio Proxy Voting Guidelines. As part of the electronic posting of upcoming shareholder meeting, ISS includes (i) the company’s recommended vote for each proposal, (ii) the ISS recommended vote for each proposal, and (iii) any associated ISS research. A designated OFI paralegal is responsible for monitoring the ISS electronic postings, and for conveying the voting instructions of OFI’s portfolio managers in those instances where the OFI policy is to vote a particular type of proposal on a case-by-case basis. Although OFI may consider the ISS research and analysis as part of its own review of a proxy proposal, OFI bears ultimate responsibility for how portfolio proxies are voted.

ISS maintains records of portfolio proxy voting. ISS provides quarterly reports to OFI’s Legal Department that include the information required by the SEC rules, including for each voting security owned by each fund:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The CUSIP number for the portfolio security;

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the fund cast its vote on the matter;

•	How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the fund cast its vote for or against management.

The ISS reports also include the ISS recommended vote on each proposal.

D. Proxy Voting Coordinator

The Proxy Voting Coordinator, who reports to a senior attorney within OFI’s Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI’s investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals’ recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

E. Conflicts of Interest

OFI’s primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund’s shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company’s management might harm the OFI affiliate’s business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company’s proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.

F. Proxy Voting Guidelines

The Portfolio Proxy Voting Guidelines adopted by the boards of the Oppenheimer funds are attached. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. The Oppenheimer Funds Portfolio Proxy Voting Guidelines address the issues OFI has most frequently encountered in the past several years.

OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING GUIDELINES

AUGUST 1, 2003

Summary

With reference to the Proxy Voting Guidelines set forth below, highlights of the Oppenheimer funds’ current policies on routine and non-routine proxy proposals may be summarized as follows:

•	We vote with the recommendation of the company’s management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

•	In general, we oppose anti-takeover proposals and support elimination of anti-takeover proposals, absent unusual circumstances.

•	We support shareholder proposals to reduce a super-majority vote requirement.

•	We oppose management proposals to add a super-majority vote requirement.

•	We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class’s reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board’s composition.

•	We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

•	We oppose re-pricing of stock options.

•	In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.

Oppenheimer Funds

Proxy Voting Guidelines

1.0 The Board of Directors

1.01	Voting on Director Nominees

Vote FOR each Director Nominee, except:

Vote against individual Director if he/she attended less than 75% of Board meetings; vote against employee-director who sits on audit, compensation or nominating committee; vote against entire board if company lacks either an audit, compensation or nominating committee; vote against entire Board if company has poor long-term performance (to be reviewed CASE-BY-CASE).

Examples of poor long-term performance include: negative 5-year annualized shareholder return, or under-performance against the company’s peer group and/or index for 5 consecutive years.

1.02	Elect Compensation Committee or Audit Committee

OPPOSE if Committee is not fully composed of Independent Directors.

An Independent Director is defined as a director that:

•	Has not been employed by the company or any affiliate in an executive capacity within the last five years.

•	Is not a member of a firm that is one of this company’s paid advisors or consultants.

•	Is not employed by a significant customer or supplier of the company.

•	Does not have a personal services contract with the company.

•	Is not employed by a tax-exempt organization that receives significant contributions from the company.

•	Is not a relative of the management of the company (“relative” defined as a parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships.

•	Has not had any business relationship that would be required to be disclosed under Regulation S-K.

•	a director’s fees must be the sole compensation an audit committee member receives from the company.[1]

1.03	Establish a Nominating Committee

OPPOSE if less than all Directors on the Nominating Committee are Independent Directors.

1.04	Limit Composition of Committee(s) to Independent Directors

Review on a CASE-BY-CASE basis. Audit, Compensation and Nominating/Corporate Governance Committees shall be fully composed of Independent Directors; a majority of all other Committees shall be composed of Independent Directors.

1.05	Require that Directors’ Fees be Paid in Stock

Vote WITH MANAGEMENT.

(1)	Per the proposed NYSE corporate governance standards for listed companies.

1.06	Approve Increase in Board Size

Consider on a CASE-BY-CASE basis, with consideration given to maintaining or improving ratio of Independent/Non-Independent Directors.

1.07	Approve Decrease in Board Size

SUPPORT if maintaining or improving ratio of Independent/Non-Independent Directors.

1.08	Classify Board of Directors

Vote AGAINST proposal to classify the board of directors.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

In addition, if more than 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

Discussion. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class’s reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board’s composition.

1.09	Officers/Directors Liability and Indemnification

SUPPORT proposal if it conforms to state law.

1.10	Director Age Restrictions

OPPOSE proposal to impose or lower director age restrictions. We believe management is in the best position to assess whether if a Director is functioning effectively.

1.11	Establish Term Limits for Directors

Vote WITH MANAGEMENT.

1.12	Mandatory Retirement Age for Directors

OPPOSE provided there are term limits for Directors.

1.13	Separate CEO & Chairman Positions

Vote WITH MANAGEMENT. We believe the working relationship between a company and its board is an ordinary business matter to be determined by management in recommending whether to separate the CEO and Chairman positions.

1.14	Require Annual Election of Directors

Vote FOR. Also support a shareholder proposal that the Independent Directors meet regularly without management.

1.15	Require that a Majority of Directors be Independent

Vote FOR proposal that a majority of Directors be Independent.

Consider proposals that more than a majority of Directors be Independent on a CASE-BY-CASE basis.

1.16	Establish Director Stock Ownership Requirements

Vote WITH MANAGEMENT

2.0 Auditors

2.01	Ratify Selection of Auditors

Vote FOR proposal to ratify selection of auditors, unless the auditor has failed to qualify as independent under the Sarbanes-Oxley Act of 2002. For example, in an effort to reduce conflicts of interest in services performed by audit firms, the Sarbanes-Oxley Act of 2002 prohibits auditors from engaging in nine categories of non-audit services.

2.02	Approve Discharge of Auditors

Examine on a CASE-BY-CASE basis.

2.03	Audit Firm Rotation

Vote AGAINST shareholder proposal asking for audit firm rotation.

Section 203 of the Sarbanes-Oxley Act adequately addresses rotation, in the context of partner rotation. Section 203 specifies that the lead and concurring partner must be subject to rotation requirements after five years. The rules specify that the lead and concurring partner must rotate after five years and be subject to a five-year “time out” period after rotation. Additionally, certain other significant audit partners are subject to a seven-year rotation requirement with a two-year time out period.

OFI believes that requiring audit firm rotation, given the few choices remaining among top tier accounting firms, is unduly burdensome.

3.0 Proxy Contest Defenses

3.01	Eliminate Cumulative Voting

Vote FOR proposal to eliminate cumulative voting.

Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

3.02	Provide for Confidential Voting

OPPOSE.

If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0 Tender Offer Defenses

4.01	Management Proposal to adopt shareholders rights plan (“poison pill”)

These plans are generally adopted to discourage “hostile” advances on a company. In one common type of plan, shareholders are issued rights to purchase shares at a bargain price if a raider acquires a certain percentage of the company’s outstanding shares.

OFI will generally OPPOSE adopting “poison pill” plans unless the following factors are present: (1) sunset provision of three years; qualifying clause that permits shareholders to redeem the pill in the face of a bona fide tender offer; and record of giving shareholders an opportunity to consider prior tender offers; and (2) absence of other takeover defenses or provisions for independent director review of poison pill, with option to renew poison pill.

4.02	Submit Poison Pill to Shareholder Vote

Vote FOR.

4.03	Allow Board to use all outstanding capital authorizations in the event of public tender or share exchange offer

OPPOSE.

4.04	Super-Majority Vote Requirements

Vote FOR shareholder proposal to reduce super-majority vote requirement.

Vote AGAINST management proposal to require supermajority vote.

4.05	Anti-Greenmail Amendments

Greenmail proposals, submitted by both management and shareholders, are aimed at preventing a company from buying a large block of its own stock at an above-market price in order to prevent a takeover or proxy fight. OFI believes greenmail provides no economic benefit to anyone but the greenmailer.

Vote FOR proposals to adopt anti-greenmail amendments of the company’s bylaws or articles of incorporation or that otherwise restrict a company’s ability to make greenmail payments.

5.0 Corporate Governance

5.01	Establish Shareholder Advisory Committee

Vote WITH MANAGEMENT

5.02	Shareholders’ Right to Call a Special Meeting

Vote FOR shareholder proposal to enable shareholders to call special meeting consistent with state statutes.

6.0 Capital Structure

6.01	Increase Authorized Common Stock

SUPPORT up to 100% of current authorization, in absence of specific need for additional authorization.

6.02	Issue Tracking Stock

In these situations, a company creates a new class of stock that is tied to a specific segment of the company. The general assumption is that the company as a whole is undervalued. The rationale for the tracking stock is that it enables investors to more effectively analyze the designated segment of the company, leading to a higher overall value for the company.

OPPOSE if creation of tracking stock is bundled with adverse corporate governance changes.

6.03	Submit Preferred Stock Issuance to Vote

SUPPORT shareholder proposal to submit preferred stock issuance to shareholder vote.

6.04	Issue “Blank Check” Preferred Stock

OPPOSE issuance of “blank check” preferred stock, which could be used for the “poison pill” defense.

6.05	Increase Authorization of “Blank Check” Preferred Stock

OPPOSE unless: (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

6.06	Pledge of Assets for Debt (Generally, Foreign Issuers)

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300 percent.

OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100 percent. Any increase beyond 100 percent will require further assessment, with a comparison of the company to its industry peers or country of origin.

7.0 Compensation

We review compensation proposals on a CASE-BY-CASE basis.

In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect (see section 7.04, below). While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

7.01	Employee Stock Purchase Plan

Vote FOR unless the offering period exceeds 12 months.

7.02	Cash Bonus Plan

Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

7.03	Non-Employee Director Stock Plans

Vote IN FAVOR if the number of shares reserved is less than 3% of outstanding shares, and the exercise price is 100% of fair market value.

7.04	Executive Stock Based Plans

OFI generally votes FOR management proposals, unless we believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.2

(2)	As part of its binomial formula, ISS considers long-term corporate performance (both absolute and relative to the industry), cash compensation, categorization of the company as emerging, growth or mature, and administrative features (such as whether the administering committee is permitted to re-price out-of-money options without shareholder approval). If ISS determines that the “transfer of shareholder wealth” (the dollar cost to shareholders of the executive compensation plan) would be excessive under its model, ISS will recommend a vote against the executive stock-based compensation plan.

7.05	Bonus for Retiring Director

Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

7.06	Proposal to Re-price Stock Options

OPPOSE.

7.07	Submit Severance Agreement to Shareholder Vote

Vote AGAINST shareholder proposal to submit severance agreements to shareholder vote.

7.08	Shareholder Proposal to Limit Executive Compensation

Vote WITH MANAGEMENT

7.09	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

Vote WITH MANAGEMENT

7.10	Treatment of Stock Option Awards: Require Expensing of Stock Options Awards

Until there is certainty on the required accounting treatment for expensing of stock options, consider shareholder proposals requiring that stock options be expensed on a CASE-BY-CASE basis. Factors we consider typically include the time period over which the options were granted, the methodology for valuing the options, and the impact on the company’s balance sheet.

8.0 State of Incorporation

8.01	Proposal to Change the Company’s State of Incorporation

Examine on a CASE-BY-CASE basis taking into account impact of state takeover statutes.

9.0 Mergers and Restructuring

9.01	Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis. Factors considered typically include: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

9.02	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

9.03	Spin-offs

Votes on spin-offs should be considered on a CASE-BY-CASE basis. Factors considered typically include: tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

9.04	Asset Sales

Votes on asset sales should be made on a CASE-BY-CASE basis. Factors considered typically include: the impact on the balance sheet/working capital, value received for the asset, and potential elimination of non-economies of scale.

9.05	Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis. Factors considered typically include: management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

9.06	Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

9.07	Changing Corporate Name

Vote WITH MANAGEMENT. We believe this to be an ordinary business matter to be determined by management.

9.08	Severance Agreements that are Operative in Event of Change of Control

Review CASE-BY-CASE, with consideration given to ISS “transfer-of-wealth” analysis (see footnote to section 7.04, above).